As filed with the Securities and Exchange Commission on February 24, 2020

1933 Act File No. 333-

1940 Act File No. 811-23512

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No.	[ ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No.	[ ]

Reaves Sustainable Infrastructure Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000

Denver, CO 80203

(Address of principal executive offices)

(303) 623-2577

(Registrant’s Telephone Number)

Karen S. Gilomen

Reaves Sustainable Infrastructure Fund

1290 Broadway, Suite 1000

Denver, CO 80203

(Names and addresses of agents for service)

Copies to:

Allison Fumai	David M. Pass
Dechert LLP	W. H. Reaves & Co., Inc.
1095 Avenue of the Americas	10 Exchange Place, 18th Floor
New York, NY 10036	Jersey City, NJ 07302
(212) 698-3500	(201) 793-2364

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

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If any of the securities being registered on this Form are being offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [  ]

It is proposed that this filing will become effective (check appropriate box):

[  ]  when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED(2)	PROPOSED MAXIMUM OFFERING PRICE PER UNIT(1)	PROPOSED MAXIMUM OFFERING PRICE(1)	AMOUNT OF REGISTRATION FEE
Common Shares of Beneficial Interest, no par value per share	1,000	$20.00	$1,000,000	$129.80

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933.

(2) Includes shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED February [●], 2020

PROSPECTUS

[●] Shares

Reaves Sustainable Infrastructure Fund

Common Shares of Beneficial Interest

$[●] per share

Reaves Sustainable Infrastructure Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company.

Investment Objective. The Fund’s investment objective is to provide a high level of after-tax yield and total return consisting primarily of tax-advantaged dividend income, interest income and capital appreciation. We cannot assure you that the Fund will achieve its investment objective.

Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks of domestic and foreign companies involved to a substantial extent in providing sustainable infrastructure services, as defined in this Prospectus. Up to 20% of the Fund’s total assets would be invested in other instruments, including stocks and other equity investments, debt obligations and money market instruments, restricted securities (including 144A securities), and unregistered securities.

With respect to investments in common stock, the Fund intends to invest in common stocks that W. H. Reaves & Co., Inc., doing business as Reaves Asset Management (“Reaves”), the Fund’s investment adviser, believes at the time of acquisition offer attractive income and total return potential. The Fund’s net asset value (“NAV”) and distribution rate will vary and may be affected by numerous factors, including changes in stock prices, market interest rates and dividend rates. Fluctuations in NAV may be magnified as a result of the Fund’s use of leverage. An investment in the Fund may not be appropriate for all investors.

2

No Prior Trading History. Because the Fund is newly organized, its common shares of beneficial interest (the “Common Shares”) have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering. The Fund anticipates that its Common Shares will be approved for listing on the NYSE American LLC (“NYSE American”) under the symbol “[●].”

An investment in the Fund’s Common Shares involves certain risks. See “Risk Factors” beginning on page [●] of this Prospectus.

	Per Share	Total(1)
Public offering price	$[●]	$[●]
Sales load(2)	None	None
Estimated offering expenses	None	None
Proceeds, after expenses, to the Fund(3)	$[●]	$[●]

(notes on following page)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the Common Shares to purchasers on or about [●], 2020.

[ UNDERWRITERS]

The date of this Prospectus is [●], 2020.

(notes from previous page)

(1)	Reaves (and not the Fund) has agreed to pay from its own assets compensation of $[●] per Common Share to the underwriters in connection with the offering and separately, (a) an upfront structuring fee to each of [●], and [●], and (b) a sales incentive fee to [●] and [●]. These fees and compensation are not reflected under “Sales Load” or “Estimated Offering Expenses” in the table above because they are paid by Reaves (and not the Fund). See “Underwriting.”
(2)	Reaves has agreed to pay all organizational expenses of the Fund and all offering costs associated with the offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by Reaves. See “Summary of Fund Expenses.”
(3)	The Fund has granted the underwriters an option to purchase up to [●] additional Common Shares at the public offering price within [45] days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the public offering price and proceeds to the Fund will be $[●] and $[●], respectively. See “Underwriting.”

Leverage. The Fund generally will seek to enhance total returns for holders of its Common Shares (“Common Shareholders”) over time through the use of financial leverage, which may include the borrowing of money (through the issuance of debt securities or otherwise) and the issuance of preferred shares (each a “Leverage Instrument” and collectively, “Leverage Instruments”). Under normal market conditions, the Fund’s policy is to utilize Leverage Instruments in an amount up to 33 1/3% of the Fund’s total assets, including proceeds from such Leverage Instruments (or approximately 25% of the Fund’s net assets). However, based on market conditions at the time, the Fund may use Leverage Instruments in amounts that represent less than 33 1/3% leverage. In addition, based on market conditions at the time, the Fund may use Leverage Instruments in amounts that represent greater than 33 1/3% leverage to the extent permitted by (1) the Investment Company Act of 1940 (“1940 Act”), or interpretations or modifications by the Securities and Exchange Commission (“SEC”), SEC staff or other authority with appropriate jurisdiction, or (2) exemptive or other relief or permission from the SEC, SEC staff or other authority. The Fund generally will not use leverage, however, if Reaves anticipates that it would result in a lower return to Common Shareholders over time. We cannot assure you that the Fund will utilize financial leverage or, if financial leverage is utilized, that it will be successful in enhancing the level of the Fund’s total return. The Fund does not intend to use financial leverage until the proceeds of this offering are substantially invested in accordance with the Fund’s investment objective. The Fund currently anticipates that it will be able to invest the net proceeds of this offering in accordance with the Fund’s investment objective within [30 to 60] days after the completion of this offering and may thereafter use financial leverage. The Fund Currently anticipates that leverage will initially be obtained through the use of bank borrowings or other similar term loans. See “Leverage” and “Risk Factors—Risks Related to the Fund’s Use of Leverage.”

Limited Term and Eligible Tender Offer. In accordance with the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”), the Fund intends to terminate as of the first business day following the fifteenth anniversary of the effective date of the Fund’s initial registration statement, which the Fund currently expects to occur on or about [●], 2035 (the “Dissolution Date”); provided that the Fund’s Board of Trustees (the “Board”) may, by a vote of a majority of the Board and seventy-five percent (75%) of the Continuing Trustees, as defined later in this prospectus (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including eighteen months after the initial Dissolution Date, which date shall then become the Dissolution Date. Each holder of Common Shares of beneficial interest (“Common Shareholder”) would be paid a pro rata portion of the Fund’s net assets upon termination of the Fund. The Board may, by a Board Action Vote, cause the Fund to conduct a tender offer, as of a date within twelve months preceding the Dissolution Date (as may be extended as described above), to all Common Shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Fund must have at least $100 million of net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the number of properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund will terminate as scheduled. If an Eligible Tender Offer is conducted and the number of properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund and thus does not seek to return the Fund’s initial public offering price per Common Share upon termination of the Fund or in an Eligible Tender Offer. The final distribution of net assets per Common Share upon termination or the price per Common Share in an Eligible Tender Offer may be more than, equal to or less than the initial public offering price per Common Share. The Board may, to the extent it deems appropriate and without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Dissolution Date, which plan of liquidation may set forth the terms and conditions for implementing the termination of the existence of the Fund, including the commencement of the winding down of its investment operations and the making of one or more liquidating distributions to Common Shareholders prior to the Dissolution Date.

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Investment Adviser. Reaves will act as the Fund’s investment adviser. Reaves was founded in 1961. As of December 31, 2019, Reaves managed approximately $3.3 billion in assets. Reaves’s address is 10 Exchange Place, 18th floor, Jersey City, NJ 07302.

*****

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund’s Common Shares and retain it for future reference. A Statement of Additional Information, dated [●], 2020 (the “Statement of Additional Information”), containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus, which means that it is part of this Prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page of this Prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, by calling [●] or by writing to [●] or visiting the Fund’s website [●], or obtain copies (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov).

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. The Fund’s Common Shares do not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at [●], and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-866-230-0315.

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TABLE OF CONTENTS

Prospectus Summary	[●]
Summary of Fund Expenses	[●]
The Fund	[●]
Use of Proceeds	[●]
Investment Objective and Principal Investment Strategies	[●]
Leverage	[●]
Risk Factors	[●]
Management of the Fund	[●]
Net Asset Value	[●]
Distributions	[●]
Dividend Reinvestment Plan	[●]
Federal Income Tax Matters	[●]
Description of Capital Structure	[●]
Limited Term and Eligible Tender Offer	[●]
Anti-Takeover Provisions in the Declaration of Trust	[●]
Underwriting	[●]
Custodian and Transfer Agent	[●]
Legal Matters	[●]
Reports to Shareholders	[●]
Independent Registered Public Accounting Firm	[●]
Additional Information	[●]
Table of Contents for the Statement of Additional Information	[●]

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different information or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained or the representations made herein are accurate only as of the date on the cover page of this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

5

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s Common Shares. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information, especially the information set forth under the heading “Risk Factors.”

The Fund

Reaves Sustainable Infrastructure Fund (the “Fund”) is a newly organized Delaware statutory trust registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers investors the opportunity to achieve a high level of after-tax yield through a professionally managed portfolio. An investment in the Fund may not be appropriate for all investors. We cannot assure you that the Fund will achieve its investment objective.

The Offering

The Fund is offering [●] common shares of beneficial interest, no par value (“Common Shares”), through a group of underwriters led by [●]. The initial public offering price is $[●] per Common Share. The minimum purchase in this offering is [●] Common Shares ($[●]). The underwriters have been granted an option to purchase up to [●] additional Common Shares to cover over-allotments. W. H. Reaves & Co., Inc., doing business as Reaves Asset Management (“Reaves”), the Fund’s investment adviser has agreed to (i) pay all organizational expenses of the Fund and (ii) pay all offering costs. See “Underwriting.”

Limited Term and Eligible Tender Offer

In accordance with the Fund’s Declaration of Trust (the “Declaration of Trust”), the Fund intends to terminate as of the first business day following the fifteenth anniversary of the effective date of the Fund’s initial registration statement, which the Fund currently expects to occur on or about [●], 2035 (the “Dissolution Date”); provided that the Fund’s Board of Trustees (the “Board”), by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board (the “Continuing Trustees”) (a “Board Action Vote”), may, without shareholder approval, extend the Dissolution Date: (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including eighteen months after the initial Dissolution Date, which date shall then become the Dissolution Date. In determining whether to extend the Dissolution Date, the Board may consider the inability to sell the Fund’s assets in a timeframe consistent with dissolution due to lack of market liquidity or other extenuating circumstances. Additionally, the Board may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund. Each holder of Common Shares (each, a “Common Shareholder”) would be paid a pro rata portion of the Fund’s net assets upon termination of the Fund.

Beginning one year before the Dissolution Date (the “Wind-Down Period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. During the Wind-Down Period (or in anticipation of an Eligible Tender Offer, as defined below), the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation. Rather than reinvesting the proceeds of matured, called or sold securities in accordance with the investment program described above, the Fund may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance.

As of a date within twelve months preceding the Dissolution Date, the Board may, by a Board Action Vote, cause the Fund to conduct a tender offer to all Common Shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the net asset value (“NAV”) per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Fund must have at least $100 million of net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all shares held by each shareholder; provided that if the number of properly tendered shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled and no shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or about the Dissolution Date. Regardless of whether the Eligible Tender Offer is completed or canceled, Reaves will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with the disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its Common Shareholders. The Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the 1934 Act). If the number of properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. The Fund’s purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. In addition, the Fund would continue to be subject to its obligations with respect to its issued and outstanding borrowings, preferred stock or debt securities, if any.

6

Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval. In determining whether to eliminate the Dissolution Date, the Board may consider market conditions at such time and all other factors deemed relevant by the Board in consultation with Reaves, taking into account that Reaves may have a potential conflict of interest in recommending to the Board that the limited term structure be eliminated and the Fund have a perpetual existence. In making a decision to eliminate the Dissolution Date to provide for the Fund’s perpetual existence, the Board will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the Fund. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per share.

All Common Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Fund’s Common Shares to trade at a wider discount to NAV than it otherwise would. Such reduction in the Fund’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Moreover, the resulting reduction in the number of outstanding Common Shares could cause the Common Shares to become more thinly traded or otherwise adversely impact the secondary market trading of such Common Shares.

The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. The Fund’s investment objective and policies are not designed to seek to return investors’ original investment upon termination of the Fund or in an Eligible Tender Offer, and investors may receive more or less than their original investment upon termination of the Fund or in an Eligible Tender Offer.

The Board may, to the extent it deems appropriate and without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Dissolution Date, which plan of liquidation may set forth the terms and conditions for implementing the termination of the existence of the Fund, including the commencement of the winding down of its investment operations and the making of one or more liquidating distributions to Common Shareholders prior to the Dissolution Date.

See “Risk Factors—Limited Term and Tender Offer Risk.”

Investment Objectives and Principal Investment Strategies

The Fund will invest in companies that facilitate the transition to clean energy, build and operate communications networks, and aid the supply of clean water. The investment universe is made up of companies deploying capital that raises standards of living and stimulates economic productivity. The Fund’s investment objective is to provide a high level of after-tax yield and total return consisting primarily of tax-advantaged dividend income, interest income and capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its total assets in common and preferred stocks, debt instruments of foreign and domestic companies, and governments (including agencies) involved to a substantial extent in the infrastructure industry.

For the purpose of the foregoing policy, a company will be deemed to be a sustainable infrastructure company if it is creating current economic benefit through durable, long-lived assets that position future generations for success. The Fund will consider investment in the securities of issuers with respect to their environmental, social responsibility, and governance (“ESG”) practices. Reaves will make its own proprietary assessment of material ESG issues as part of its ongoing research process by answering questions regarding approaches to company, customer, and competition.

Further, to be considered, at least 50% of its assets, gross income, or profits must be committed to or derived from the following infrastructure activities: (i) the generation, transmission or distribution of electricity, gas or water as well as products and infrastructure required to support such services, (ii) communications companies which include fixed line and wireless voice, data and video services; broadband access and support services; and products and infrastructure required to support such services or (iii) other infrastructure operations, such as rail, airports, toll roads and municipal services. In this Prospectus, we sometimes use the terms “communications companies”, “utility companies”, or “other infrastructure companies” to refer to companies providing those respective services. Up to 20% of the Fund’s total assets may be invested in other instruments, including stocks and other equity investments, debt obligations and money market instruments.

Reaves’s Investment Philosophy.

The foundation of Reaves’s Investment Philosophy is grounded in the belief that companies with high barriers to entry and consistent earnings streams and cash flows can provide attractive risk-adjusted returns.

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In selecting securities for the Fund’s portfolio, Reaves will focus on equity and debt securities of infrastructure companies that are in Reaves’s view attractively valued and the potential to produce an attractive risk-adjusted total return consisting primary of dividend income and capital appreciation.

Reaves’s approach in selecting the Fund’s investments employs value-based fundamental research. Reaves analysts assess company management and track record, conduct field research with regulators, competitors, customers and suppliers, and consider macro factors affecting the relevant industry. Firm analysts also establish independent estimates of earnings and cash flows and consider various valuation metrics including, as appropriate: (i) price-to-earnings (P/E) ratios; (ii) analysis of historical absolute and relative dividend yield; (iii) price-to-cash-flow ratio; (iv) the ratio of enterprise value to adjusted earnings before interest, tax, depreciation and amortization (EV/EBITDA); (v) dividend discount modeling; and (vi) estimates of NAV. Reaves also considers other factors such as short interest, liquidity, and merger and acquisition attractiveness.

In selecting investments from among companies recommended by the analysts, the portfolio managers also consider positive catalysts that may unlock market value, such as industry consolidation, management and regulatory change, and other developments that may result in future broad market recognition. Many of the considerations that go into analysts’ recommendations and the portfolio managers’ decisions are subjective.

Dividends and Taxation

The Fund seeks dividend income that qualifies for favorable federal income tax treatment. Under current federal income tax law, tax-advantaged dividends received by individual shareholders are taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 20%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its common shareholders. For the Fund to receive tax-advantaged dividend income, the Fund must hold stock paying an otherwise tax-advantaged dividend for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 180-day period, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. Similar provisions apply to each common shareholder’s investment in the Fund. In order for otherwise tax-advantaged dividends from the Fund received by a common shareholder to be taxable at long-term capital gains rates, the common shareholder must hold his or her Fund shares for more than 60 days during the 120-day period surrounding the ex-dividend date. There can be no assurance as to what portion of the Fund’s income distributions will be tax-advantaged.

The Fund may seek to enhance the level of tax-advantaged dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund would sell a stock that it held past its ex-dividend date to purchase another stock paying a dividend before the next dividend of the stock being sold. By entering into such trades, the Fund could augment the amount of dividend income it receives over the course of a year. In order for dividends to qualify as tax-advantaged dividends, the Fund must comply with the holding period requirements described herein. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss.

Investment Adviser

Reaves Asset Management is the Fund’s investment adviser. Reaves is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Reaves began conducting business in 1961. As of December 31, 2019, Reaves had approximately $3.3 billion of assets under management. Since 1977, its principal advisory business has been providing investment management services to institutional investors such as corporations, corporate pension funds, employee savings plans, foundations, and endowments. Reaves acts as adviser to one other utility-oriented closed-end investment company, the Reaves Utility Income Fund.

Pursuant to the investment advisory agreement between the Fund and Reaves (the “Advisory Agreement”), Reaves has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. Reaves is entitled to receive a monthly management fees at the annual rate of [●]% of the total managed assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing financial leverage) (“Managed Assets”).

Administrator

ALPS Fund Services, Inc. (“ALPS”) is the Fund’s administrator. Under an administration, bookkeeping and pricing services agreement (the “Administrative Services Agreement”), ALPS is responsible for calculating the NAV of the Common Shares, and generally managing the business affairs of the Fund. The Administrative Services Agreement between the Fund and ALPS provides that ALPS will pay all expenses incurred by the Fund, with the exception of, among other things, organizational costs and offering expenses (to be paid by Reaves), advisory fees, portfolio transaction expenses, Trustees’ fees, litigation expenses, taxes, costs of preferred shares (if any), interest on preferred shares (if any), expenses of conducting repurchase offers for the purpose of repurchasing Fund shares, insurance expenses, custody expenses, and extraordinary expenses. ALPS is entitled to receive a monthly fee at the annual rate of [●]% of the Managed Assets of the Fund. See “Summary of Fund Expenses.”

8

Leverage

The Fund generally will seek to enhance the level of its cash distributions to Common Shareholders through the use of financial leverage, which may include the borrowing of money (through the issuance of debt securities or otherwise) and the issuance of preferred shares (each a “Leverage Instrument” and collectively, “Leverage Instruments”). Under normal market conditions, the Fund’s policy is to utilize Leverage Instruments in an amount that represents up to 33 1/3% of the Fund’s total assets, including proceeds from such Leverage Instruments (or approximately 25% of the Fund’s net assets). However, based on market conditions at the time, the Fund may use Leverage Instruments in amounts that represent less than 33 1/3% leverage. In addition, based on market conditions at the time, the Fund may use Leverage Instruments in amounts that represent greater than 33 1/3% leverage to the extent permitted by (1) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction or (2) exemptive or other relief or permission from the SEC, SEC staff or other authority. The Fund will not use leverage, however, if Reaves anticipates that it would result in a lower return to Common Shareholders over time. We cannot assure you that the Fund will utilize financial leverage or, if financial leverage is utilized, that it will be successful in enhancing the level of the Fund’s total return. The Fund does not intend to use financial leverage until the proceeds of this offering are substantially invested in accordance with the Fund’s investment objective. The Fund currently anticipates that it will be able to invest the net proceeds of this offering in accordance with the Fund’s investment objective within [30 to 60] days after the completion of this offering, and may thereafter use financial leverage, subject to market conditions. The Fund currently anticipates that leverage will initially be obtained through bank borrowings or similar term loans.

Use of leverage creates an opportunity for increased return for Common Shareholders, but, at the same time, creates special risks (including the likelihood of greater volatility of NAV and market price of the Common Shares), and we cannot assure you that a leveraging strategy will be successful during any period in which it is employed. During periods in which the Fund is using leverage, the fees paid to Reaves for investment advisory services and ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from the issuance of preferred shares and borrowings, if any.

Holders of the Fund’s preferred shares, if any, will be entitled to a pre-determined dollar amount of dividends and a fixed dollar amount upon liquidation of the Fund prior to the payment of any dividends or liquidation amounts to Common Shareholders. As a result, the effect of the additional advisory fees and administrative fees attributable to the increase in total assets resulting from the issuance of preferred shares will be borne entirely by Common Shareholders through a reduction of income available for distribution to Common Shareholders and possibly a reduction in the NAV per Common Share.

Distributions

The Fund intends to make monthly distributions to Common Shareholders of the net investment income of the Fund, after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The Fund may also make monthly distributions in excess of its net investment company taxable income (which term includes net short-term capital gain), in which case such excess will represent a return of capital that reduces Common Shareholders’ tax basis in their shares. Because the basis reduction would increase any future gain on a disposition of the shares the tax may be deferred until each Common Shareholder sells its Common Shares. A “return of capital” represents a return of a shareholder’s original investment in Common Shares and should not be confused with a dividend from earnings and profits. The amount of net investment company taxable income available for each monthly distribution can vary depending on a number of factors, including dividends payable on the Fund’s preferred shares, if any, or other costs of leverage. We cannot assure you, therefore, that the Fund will continue to pay regular monthly distributions, or that it will do so at a particular rate.

Subject to certain terms and conditions, the Fund is entitled to rely on an exemption granted to Reaves by the SEC from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder (the “Exemptive Relief”). The Exemptive Relief generally permits the Fund, subject to such terms and conditions, to make distributions of capital gains with respect to its Common Shares more frequently than would otherwise be permitted under the 1940 Act (generally once per taxable year). The distribution policy described above would only permit distributions of capital gains to occur on an annual basis. To rely on the Exemptive Relief, the Fund must comply with the terms and conditions therein, which, among other things, would require the Fund to make certain disclosures to shareholders and prospective shareholders regarding distributions, and would require the Fund’s Board of Trustees to make determinations regarding the appropriateness of use of the distribution plan. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital. [The Fund has no current intention to adopt such a distribution policy or implement the Exemptive Relief.] The Exemptive Relief also permits the Fund to make distributions of long-term capital gains with respect to any preferred shares that may be issued by the Fund in accordance with such shares’ terms.

The Fund’s initial distribution is expected to be declared approximately [●] days after the completion of this offering and paid approximately [●] to [●] days after the completion of this offering, in each case depending on market conditions. Common Shareholders who elect not to participate in the Fund’s dividend reinvestment plan will receive all distributions in cash. Distributions to Common Shareholders who do not make such an election will be automatically reinvested in additional Common Shares.

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Listing and Symbol

The Fund anticipates that its Common Shares will be approved for listing on the NYSE American under the symbol “[●].”

Dividend Reinvestment Plan

Common Shareholders may elect automatically to reinvest some or all of their distributions in additional Common Shares under the Fund’s dividend reinvestment plan. Whenever the Fund declares a dividend or other distribution payable in cash, participants in the dividend reinvestment plan will receive the equivalent in Common Shares. See “Dividend Reinvestment Plan.”

Closed-End Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities that are redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities. See “Description of Capital Structure.”

Custodian and Transfer Agent

[●] will serve as the Fund’s custodian and transfer agent.

Risk Factors

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing, you should consider carefully the following risks that you assume when you invest in the Common Shares.

No Operating History. The Fund is a newly organized, diversified closed-end management investment company with no operating history. It is designed for long-term investing and not as a vehicle for trading. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering. See “Risk Factors — No Operating History.”

Market Risk. As with any investment company that invests in equity securities, the Fund is subject to market risk — the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund’s Common Shares will fluctuate with the market. You could lose some or all of your investment over short or long periods of time. See “Risk Factors — Market Risk.”

Communications Infrastructure Risk. The Fund may invest a significant portion of its total assets in securities of companies providing communications services (the communications sector). This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting the communications sector. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the NAV of Common Shares.

Communications companies are subject to governmental regulation and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological developments throughout the industry. Companies in the communications sector may encounter cash flow pressures due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Certain segments of the telecommunications sector are also heavily regulated. Certain companies in the U.S., for example, are subject to both state and federal regulations affecting tariffs, permitted rates of return and the kinds of services that may be offered. See “Risk Factors—Infrastructure Industry Risk—Communications.”

Utility Risk. The “Infrastructure Industry” generally includes companies involved in providing products, services or equipment for (i) the generation or distribution of electricity, gas or water, (ii) telecommunications activities or (iii) infrastructure operations, such as airports, toll roads and municipal services. The Fund invests a significant portion of its total assets in securities of utility companies, which may include companies in the electric, gas, water, telecommunications sectors, as well as other companies engaged in other infrastructure operations. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting those sectors. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the NAV of Common Shares.

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Risks that are intrinsic to utility companies include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas and other fuels, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials, the disposal of radioactive wastes, shutdown of facilities or release of radiation resulting from catastrophic events, disallowance of costs by regulators which may reduce profitability, and changes in market structure that increase competition.

In many regions, including the United States, the Infrastructure Industry is experiencing increasing competitive pressures, primarily in wholesale markets, as a result of consumer demand, technological advances, greater availability of natural gas with respect to electric utility companies and other factors. For example, the Federal Energy Regulatory Commission has implemented regulatory changes to increase access to the nationwide transmission grid by utility and non-utility purchasers and sellers of electricity. A number of countries, including the United States, are considering or have implemented methods to introduce and promote retail competition. Changes in regulation may result in consolidation among domestic utilities and the disaggregation of many vertically integrated utilities into separate generation, transmission and distribution businesses. As a result, additional significant competitors could become active in certain parts of the Infrastructure Industry. See “Risk Factors—Infrastructure Industry Risk—Utilities.”

Water Sector Risk. The Fund may invest a significant portion of its total assets in securities of utility companies involved in the distribution or sale of water (the water sector). This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting the water sector. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the NAV of Common Shares.

In the United States and around the world the water sector is highly fragmented because most of the supplies are owned by local authorities. Companies in the water sector are generally mature and are experiencing little or no per capita volume growth. In the opinion of Reaves, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. Reaves believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water sector utilities. See “Risk Factors— Infrastructure Industry Risk—Water.”

Energy Sector Risk. The Fund may invest in energy companies. Companies in which the Fund may invest operate natural gas, natural gas liquids, crude oil, refined products, coal, or other facilities within the energy sector. As a result, the Fund will be concentrated in the Infrastructure Industry, and will therefore be susceptible to adverse economic, environmental, or regulatory occurrences affecting that sector. A downturn in the energy sector could have a larger impact on the Fund than on funds that are broadly diversified across many sectors and industries. At times, the performance of securities of companies in the energy sector may lag behind the performance of other sectors or industries or the broader market as a whole. Companies operating in the energy sector are subject to specific risks, including supply and demand risk, acquisition risk, regulatory risk, commodity pricing risk and catastrophe risk. See “Risk Factors— Infrastructure Industry Risk—Energy Companies.”

Other Infrastructure Risk. The Fund may also invest in companies involved in other infrastructure operations, such as airports, toll roads and other municipal services. Investments in companies involved in these operations will cause the Fund to have a greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. See “Risk Factors— Infrastructure Industry Risk—Utilities.”

Concentration Risk. The Fund’s investments will be concentrated in the Infrastructure Industry. The focus of the Fund’s portfolio on this sector may present more risks than if the Fund’s portfolio were broadly spread over numerous sectors of the economy. A downturn in this sector (or any sub-sectors within it) would have a larger impact on the Fund than on an investment company that does not concentrate solely in this specific sector (or in specific sub-sectors). At times, the performance of companies in the Infrastructure Industry (or a specific sub-sector) may lag the performance of other sectors or the broader market as a whole.

Foreign Securities Risk.  Investments in securities of non-U.S. issuers will be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s securities. It may also be more difficult to obtain and enforce a judgment against a non-U.S. issuer. Foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The risks of foreign investing may be magnified for investments in issuers located in emerging market countries.

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To the extent the Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Foreign Currency Risk. Investments in securities that trade in and receive revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, any amounts not recovered will reduce the income received by the Fund, and may reduce distributions to Common Shareholders. These risks are generally heightened for investments in emerging market countries.

Foreign Government Securities Risk. Some of the Fund’s investments in issuers located outside the United States will be investments in fixed-income securities issued by foreign governments or agencies of foreign governments (such as utility companies or energy companies that have been nationalized by the foreign government). The ability of a foreign governmental obligor to meet its obligations to pay principal and interest to debtholders generally will be adversely affected by rising foreign interest rates, as well as the level of the relevant government’s foreign currency reserves and currency devaluations. If a governmental obligor defaults on its obligations, a Fund may have limited legal recourse against the issuer or guarantor. These risks may be heightened during periods of economic or political instability, and are generally heightened in emerging market countries.

Common Stock Risk. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. Common stock is subordinated to preferred stock and debt in a company’s capital structure with respect to priority in the right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Small and Mid-Cap Stock Risk. The Fund may invest in companies of any market capitalization. The Fund considers small companies to be those with a market capitalization up to $2 billion and medium-sized companies to be those with a market capitalization between $2 billion and $10 billion. Smaller and medium-sized company stocks may be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium-sized company, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium-sized company's stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium-sized company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public and may held primarily by insiders or institutional investors.

Preferred Stock Risk. The Fund may have exposure to preferred stocks. In addition to credit risk, investments in preferred stocks involve certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income on this position. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers’ call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

Debt Securities Risk. In addition to credit risk, investments in debt securities carry certain risks including: redemption risk (debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return); limited voting rights (debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default; and liquidity (certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks).

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Illiquid Securities Risk. The Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund’s NAV.

Issuer Risk. The value of common and preferred stocks may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Income Risk. The income that Common Shareholders receive from the Fund will be based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s holdings and Common Shareholder’s income from the Fund could drop as well. The Fund’s income also would likely be affected adversely if prevailing short-term interest rates increase and the Fund is utilizing leverage.

Tax Risk. The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service (“IRS”) interpretations of the Internal Revenue Code of 1986, as amended (the “Code”), future changes in tax laws and regulations. There can be no assurance that any portion of the Fund’s income distributions will not be fully taxable as ordinary income. The Fund’s ability to pursue its investment objective, the value of the Fund’s investments and the Fund’s NAV may be adversely affected by changes in tax rates and policies. Because the Fund’s investment objective is to provide a high level of after-tax yield and total return consisting primarily of tax-advantaged dividend income, interest income and capital appreciation, the Fund’s ability to invest, and the attractiveness of investing in, equity securities that pay qualified dividend income in relation to other investment alternatives will be affected by changes in federal income tax laws and regulations, including changes in the qualified dividend income provisions. Any proposed or actual changes in such rates, therefore, can significantly and adversely affect the after-tax returns of the Fund’s investments in equity securities. Any such changes also could significantly and adversely affect the Fund’s NAV, as well as the Fund’s ability to acquire and dispose of equity securities at desirable returns and price levels and the Fund’s ability to pursue its investment objective. The Fund cannot assure you as to the portion, if any, of the Fund’s dividends that will be qualified dividend income. Further, in order to avoid corporate income tax at the level of the Fund, it must qualify each year as a regulated investment company under the Code.

Risks Related to the Fund’s Use of Leverage. Under normal market conditions, the Fund’s policy is to utilize Leverage Instruments in an amount that represents up to 33 1/3% of the Fund’s total assets (or approximately 25% of its net assets), including proceeds from such Leverage Instruments. In addition, based on market conditions at the time, the Fund may use Leverage Instruments in amounts that represent greater than 33 1/3% leverage to the extent permitted by (1) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (2) exemptive or other relief or permission from the SEC, SEC staff or other authority. Leverage Instruments have seniority in liquidation and distribution rights over Common Shares.

Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the dividend rates on any preferred shares issued by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced.

Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of the leverage program) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the NAV per share to a greater extent than if the Fund were not leveraged.

The issuance of a class of preferred shares or incurrence of borrowings having priority over the Common Shares creates an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of the leverage program (and other Fund expenses), the use of leverage will diminish the investment performance of the Common Shares compared with what it would have been without leverage.

The fees received by Reaves and ALPS are based on the total assets of the Fund, including assets represented by leverage. During periods in which the Fund is using leverage, the fees paid to Reaves for investment advisory services and to ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from borrowings and the issuance of any preferred shares. Therefore, Reaves and ALPS may have a financial incentive to use leverage, which creates a conflict of interest between Reaves and ALPS and Common Shareholders. Reaves and ALPS will seek to manage this conflict of interest by utilizing leverage only when they determine such action is in the best interests of the Fund. The Board of Trustees of the Fund (the “Board”) reviews the Fund’s leverage on a periodic basis, and the Fund’s use of leverage may be increased or decreased subject to the Board’s oversight and applicable law.

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Under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “1940 Act”), the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value.

To qualify for federal income taxation as a “regulated investment company,” the Fund must satisfy certain requirements relating to sources of its income and diversification of its assets, and must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax.

The Fund’s willingness to issue new securities for investment purposes, and the amount the Fund will issue, depends on many factors, the most important of which are market conditions and interest rates.

There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

The Fund may increase the amount of leverage following the completion of an offering, subject to applicable law.

Credit Risk. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund’s portfolio, the value of those obligations could decline. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner.

Non-Investment Grade Securities Risk. Investments in securities of below investment grade quality, if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality (also known as “junk bonds”) entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s NAV and income distributions.

Interest Rate Risk. Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the market value of such securities generally will fall. An investment by the Fund in preferred stocks or fixed-rate debt securities means that the NAV and price of the Common Shares may decline if market interest rates rise. In typical interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. The value of the Fund’s common stock investments may also be influenced by changes in interest rates.

Real Estate Investment Trust Risk. The value of a real estate investment trust (“REIT”) is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Risks of Investments in Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the rules thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

[Private Placements Risk. A private placement involves the sale of securities that have not been registered under the 1933 Act, or relevant provisions of applicable non-U.S. law, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks. See “Risk Factors—Valuation Risk”]

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Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% under normal market conditions (excluding turnover of securities having a maturity of one year or less), although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Market Price of Common Shares. The shares of closed-end management investment companies often trade at a discount from their NAV, and the Fund’s Common Shares may likewise trade at a discount from NAV. The trading price of the Fund’s Common Shares may be less than the public offering price. The returns earned by Common Shareholders who sell their Common Shares below NAV will be reduced.

Management Risk. The Fund is subject to management risk because it has an actively managed portfolio. Reaves and the individual portfolio managers apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Disruption and Geopolitical Risk. The Fund may be adversely affected by uncertainties and events around the world, such as terrorism, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. War, terrorism, economic uncertainty, and related geopolitical events—such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, epidemics of infectious diseases in certain parts of the world, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, continued tensions between North Korea and the United States (and the international community generally), new and continued political unrest in various countries, such as Venezuela, the exit or potential exit of one or more countries from the European Union, among others, have led, and in the future may lead, to increased short and long term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally.

The European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed). These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including European Union member countries that do not use the euro and non- European Union member countries.

Further, the future of the European Union (“EU”) is uncertain. In a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (known as “Brexit”). On January 31, 2020, the United Kingdom officially withdrew from the EU and the two sides entered into a transition phase that is scheduled to conclude on December 31, 2020 where the United Kingdom effectively remains in the EU from an economic perspective but no longer has any political representation in the EU parliament. During the transition phase, the United Kingdom and EU will seek to negotiate and finalize a new trade deal. It is possible that the transition date could be extended for up to two years. If no deal is agreed to, the United Kingdom may exit the EU through a “hard Brexit.” The impact of a hard Brexit on the United Kingdom and EU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit may have a negative impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of a Fund’s investments that are economically tied to the United Kingdom or the EU, and could have an adverse impact on the Fund’s performance.

The Fund cannot predict the effects or likelihood of such events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund. Assets of issuers, including those held in the Fund’s portfolio, could be direct targets, or indirect casualties, of an act of terrorism. Global economies and financial markets are also becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Capital Market Risk. Global financial markets and economic conditions are volatile due to a variety of factors, including significant write-offs in the financial services sector and therefore companies may have difficulty raising capital. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, companies may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

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Valuation Risk. Valuation risk is the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Anti-Takeover Provisions Risk. The Fund’s Declaration of Trust, dated February [●], 2020, (the “Declaration of Trust”) includes provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Board. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their Common Shares at a premium over prevailing market prices. See “Anti-Takeover Provisions in the Declaration of Trust.”

SUMMARY OF FUND EXPENSES

The purpose of the following table and example is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues approximately [●] Common Shares. If the Fund issues fewer Common Shares, the expenses per share would be higher. The following table assumes the use of leverage in an amount equal to 33% 1/3 of the Fund’s total assets (or approximately 25% of the Fund’s net assets) and shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder transaction expenses
Sales load (as a percentage of offering price)	None
Expenses (as a percentage of offering price)	None	(1)(2)
Dividend reinvestment plan fees	None	(3)

Percentage of Net Assets Attributable to Common Shares (Assuming the Use of Leverage Equal to 33 1/3% of the Fund’s Total Assets)(4)
Annual Expenses (as a percentage of net assets attributable to Common Shares)
Management Fees	[●]%
Interest Payments on Borrowed Funds	[●]%
Other Expenses	[●]%	(4)
Total Annual Expenses	[●]%

(1)	Reaves (and not the Fund) has agreed to pay, from its own assets, underwriting compensation of $[●] per Common Share to the underwriters in connection with the offering. The Fund is not obligated to repay such underwriting compensation paid by Reaves.

(2)	Reaves (and not the Fund) has agreed to pay from its own assets, (a) an upfront structuring fee to each [●], and [●], and (b) a sales incentive fee to [●] and [●]. These fees are not reflected under sales load in the table above because they are paid by Reaves (and not the Fund). In accordance with Financial Industry Regulatory Authority, Inc. rules, these upfront structuring fees are underwriting compensation to the recipients of such fees. See “Underwriting.”

(3)	You will pay brokerage charges if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

(4)	Estimated expenses based on the current fiscal year.
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(5)	The table presented below in this footnote (5) estimates what the Fund’s annual expenses would be, stated as percentages of the Fund’s net assets attributable to Common Shares, but, unlike the table above, assumes that the Fund does not use Leverage Instruments for purposes of adding leverage to the Fund’s portfolio. See “Leverage.” In accordance with these assumptions, the Fund’s expenses would be estimated to be as follows:

Annual Expenses	Percentage of Net Assets Attributable to Common Shares (assuming no use of leverage)
Management Fees	[●]%
Interest Payments on Borrowed Funds	[●]%
Other Expenses(4)	[●]%
Total Annual Expenses	[●]%

Example

The purpose of the following table is to help a Common Shareholder understand the fees and expenses that such holder would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first year of operations, unless otherwise indicated, and assume that the Fund issues approximately [●] Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See “Management of the Fund.”

As required by relevant SEC regulations, the following example illustrates the expenses (including the sales load of $[●], estimated offering expenses of this offering of $[●]) that you would pay on a $1,000 investment in Common Shares, assuming (i) net annual expenses of % of net assets attributable to common and (ii) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$[●]	$[●]	$[●]	$[●]

(1)	The example should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated “Other expenses” set forth in the Annual expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on [●], 2020, and has no operating history. The Fund’s principal office is located at 1290 Broadway, Suite 1000, Denver, CO 80203, and its telephone number is [●].

USE OF PROCEEDS

The net proceeds of this offering of Common Shares will be approximately $[●] ($[●] if the underwriters exercise the over-allotment option in full) after payment of the sales load and organizational and offering costs (other than the sales load) estimated to be approximately $[●], and the deduction of the sales load. Reaves has agreed to (i) pay all organizational expenses of the Fund and (ii) pay all offering costs (other than the sales load). The net proceeds of the offering will be invested in accordance with the Fund’s investment objective and investment strategies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within [30 to 60] days after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and investment strategies, the Fund will invest in money market securities or money market mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and investment strategies, the Fund’s yield would be somewhat lower, but that its NAV would be subject to less fluctuation, than would be the case at such time as the Fund is fully invested.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

General

The Fund will invest in companies that facilitate the transition to clean energy, build and operate communications networks, and aid the supply of clean water. The investment universe is made up of companies deploying capital that raises standards of living and stimulates economic productivity. The Fund’s investment objective is to provide a high level of after-tax yield and total return consisting primarily of tax-advantaged dividend income, interest income and capital appreciation.

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Under normal market conditions, the Fund will invest at least 80% of its total assets in common and preferred stocks, debt instruments of foreign and domestic companies, and governments (including agencies) involved to a substantial extent in the infrastructure industry.

For the purpose of the foregoing policy, a company will be deemed to be a sustainable infrastructure company if it is creating current economic benefit through durable, long-lived assets that position future generations for success. The Fund will consider investment in the securities of issuers with respect to their environmental, social responsibility, and governance (“ESG”) practices. Reaves will make its own proprietary assessment of material ESG issues as part of its ongoing research process by answering questions regarding approaches to company, customer, and competition.

Further, to be considered, at least 50% of its assets, gross income, or profits must be committed to or derived from the following infrastructure activities: (i) the generation, transmission or distribution of electricity, gas or water as well as products and infrastructure required to support such services, (ii) communications companies which include fixed line and wireless voice, data and video services; broadband access and support services; and products and infrastructure required to support such services or (iii) other infrastructure operations, such as rail, airports, toll roads and municipal services. In this Prospectus, we sometimes use the terms “communications companies”, “utility companies”, or “other infrastructure companies” to refer to companies providing those respective services. Up to 20% of the Fund’s total assets may be invested in other instruments, including stocks and other equity investments, debt obligations and money market instruments.

The Fund may invest up to 25% of its total assets in preferred stocks and bonds of below investment grade quality.

The investment policy of the Fund of investing at least 80% of the Fund’s total assets in common and preferred stocks, and debt instruments of foreign and domestic companies and governments (including agencies) involved to a substantial extent in providing utility, communications, or other infrastructure services may be changed by the Board of Trustees without shareholder approval. Common Shareholders will, however, receive at least 60 days prior notice of any change in this policy.

Unless otherwise noted, all investment limitations and restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Fund purchases a security. The status, market value, credit quality or other characteristics of securities held by the Fund may change after they are purchased, and this may cause the amount of the Fund’s total assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction.

Investments in Below Investment Grade Securities

While the Fund may invest in preferred stock and other fixed-income securities rated investment grade, the Fund may invest up to 25% of its total assets in securities rated below investment grade at the time of acquisition. These below investment grade quality securities are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal.

Reaves’s Investment Philosophy

The foundation of Reaves’s Investment Philosophy is grounded in the belief that companies with high barriers to entry and consistent earnings streams and cash flows can provide attractive risk-adjusted returns.

In selecting securities for the Fund’s portfolio, Reaves will focus on equity and debt securities of infrastructure companies that are in Reaves’s view attractively valued and the potential to produce an attractive risk-adjusted total return consisting primary of dividend income and capital appreciation.

Reaves’s approach in selecting the Fund’s investments employs value-based fundamental research. Reaves analysts assess company management and track record, conduct field research with regulators, competitors, customers and suppliers, and consider macro factors affecting the relevant industry. Firm analysts also establish independent estimates of earnings and cash flows and consider various valuation metrics including, as appropriate: (i) price-to-earnings (P/E) ratios; (ii) analysis of historical absolute and relative dividend yield; (iii) price-to-cash-flow ratio; (iv) the ratio of enterprise value to adjusted earnings before interest, tax, depreciation and amortization (EV/EBITDA); (v) dividend discount modeling; and (vi) estimates of NAV. Reaves also considers other factors such as short interest, liquidity, and merger and acquisition attractiveness.

In selecting investments from among companies recommended by the analysts, the portfolio managers also consider positive catalysts that may unlock market value, such as industry consolidation, management and regulatory change, and other developments that may result in future broad market recognition. Many of the considerations that go into analysts’ recommendations and the portfolio managers’ decisions are subjective.

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Portfolio Investments

Common Stocks

Common stock represents an equity ownership interest in an issuer. The Fund will have substantial exposure to common stocks. Although common stocks have historically offered an opportunity for generating higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Preferred Stocks

Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock typically does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is usually contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. We cannot assure you that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although Reaves would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates and in the dividends received deduction or the characterization of dividends as qualified dividend income as described herein.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Corporate Bonds and Other Debt Securities

The Fund may invest in corporate bonds including below investment grade quality, commonly known as “junk bonds” (“Non-Investment Grade Bonds”). Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of Non-Investment Grade Bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Reaves seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities. The Fund will be more dependent on Reaves’ research and analysis when investing in Non-Investment Grade Bonds. Reaves seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

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A general description of the ratings of securities by Standard & Poor’s Financial Services LLP, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”), Fitch, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) is set forth in Appendix A to this Statement of Additional Information. Such ratings represent these rating organizations’ opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of Non-Investment Grade Bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Reaves does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

In the event that a rating agency or Reaves downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, Reaves may consider such factors as Reaves’ assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of high quality debt securities.

Convertible Securities

The Fund may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the market price of the underlying common stock.

Dividend Capture Trading

The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund would sell a stock that it held on or past its ex-dividend date to purchase another stock paying a dividend before the next dividend of the stock being sold. By entering into such trades, the Fund could augment the amount of dividend income it receives over the course of a year. The use of dividend capture strategies will expose the Fund to increased trading costs and the potential for capital loss.

When-Issued and Delayed Delivery Transactions

New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the securities normally take place within [45] days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities but may sell these securities before the settlement date if Reaves deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund’s total assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid securities equal at all times to the amount of the Fund’s when-issued and delayed delivery purchase commitments will be established and maintained with the Fund’s custodian. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund’s NAV per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its NAV per share may occur than if it has set aside cash to satisfy its purchase commitments.

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Temporary Investments

During unusual market circumstances, the Fund may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with the Fund’s investment objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Portfolio Turnover

Reaves may sell securities to realize capital losses that can be used to offset capital gains (but not tax-advantaged dividends or other ordinary income) or in connection with dividend capture strategies. Use of these strategies will increase portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% (excluding turnover of securities having a maturity of one year or less) under normal market conditions, although it could be materially higher under certain conditions. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains.

Illiquid Securities

The Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the “1933 Act”), and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by Reaves pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.

When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. While there is a risk that large fluctuations in the market value of the Fund’s assets could affect NAV, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of Reaves. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding borrowings. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

LEVERAGE

The Fund generally will seek to enhance its total returns through the use of financial leverage, which may include the borrowing of money (through the issuance of debt securities or otherwise) and the issuance of preferred shares. Under normal market conditions, the Fund’s policy is to utilize Leverage Instruments in an amount that represents – up to 33 1/3% of its total assets (or approximately 25% of its net assets). However, based on market conditions at the time, the Fund may use Leverage Instruments in amounts that represent less than 33% 1/3 leverage. In addition, based on market conditions at the time, the Fund may use Leverage Instruments in amounts that represent greater than 33 1/3% leverage to the extent permitted by (1) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (2) exemptive or other relief or permission from the SEC, SEC staff or other authority. The Fund will not use leverage if Reaves anticipates that it would result in a lower return to Common Shareholders for any significant amount of time. Depending on the type of Leverage Instruments involved, the Fund’s use of financial leverage may require the approval of the Board of Trustees. The Fund anticipates any borrowings being in the form of bank debt, senior notes and/or other forms of borrowings. The terms of any preferred shares issued by the Fund, including the dividend rate, voting rights, liquidation preference and redemption provisions of such stock, will be determined by the Board of Trustees (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes the preferred shares. For additional information about preferred shares, please see “Description of Capital Structure—Preferred Shares.” Leverage creates a greater risk of loss, as well as potential for more gain, for the Common Shares than if leverage is not used. The Common Shares will be junior in liquidation and distribution rights to any Leverage Instruments. The Fund currently anticipates that leverage will initially be obtained through bank borrowings or other similar term loans. The Fund expects to invest the net proceeds derived from any use of Leverage Instruments according to the investment objective and policies described in this Prospectus.

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Leverage creates risk for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of Common Shares or may result in fluctuations in the dividends paid by the Fund on Common Shares. To the extent the return on securities purchased with funds received from Leverage Instruments exceeds their cost (including increased expenses to the Fund), the Fund’s total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of Leverage Instruments (including increased expenses to the Fund), the Fund’s total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for distribution to Common Shareholders will be reduced. In the latter case, Reaves in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the long-term benefits of so doing will outweigh the near-term impact of the reduced return to Common Shareholders.

Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of a preferred shares offering or borrowing program) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the NAV per share to a greater extent than if the Fund were not leveraged.

The fees paid to Reaves will be calculated on the basis of the Fund’s total assets including proceeds from Leverage Instruments. During periods in which the Fund uses financial leverage, the investment management fee payable to Reaves for investment advisory services and to ALPS for administrative services will be higher than if the Fund did not use a leveraged capital structure. Consequently, the Fund and Reaves may have differing interests in determining whether to leverage the Fund’s assets. The Board of Trustees monitors the Fund’s use of Leverage Instruments and this potential conflict. The use of leverage creates risks and involves special considerations. See “Risk Factors—Risks Related to the Fund’s Use of Leverage.”

In addition to the issuance of preferred shares, the Fund may use a variety of additional strategies that would be viewed as potentially adding leverage to the portfolio, subject to rating agency limitations. These include the use of reverse repurchase agreements. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but they also involve additional risks. Additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.

The Fund’s willingness to issue new securities for investment purposes, and the amount the Fund will issue, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on Reaves’s ability to predict correctly interest rates and market movements, and we cannot assure you that a leveraging strategy will be successful during any period in which it is employed.

The Fund may obtain proceeds through borrowing and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a revolving credit facility. Any such requirements will increase the cost of borrowing over the stated interest rate. For additional information about borrowings, including by means of a credit facility, please see “Description of Capital Structure—Borrowings,” and “Description of Capital Structure—Credit Facility.”

Under the requirements of the 1940 Act, the Fund, immediately after issuing any senior securities representing indebtedness, must have an “asset coverage” of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by the Fund. The 1940 Act currently defines “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

The rights of the Fund’s lenders to receive interest on and repayment of principal of any borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain of the Fund’s activities, including the payment of dividends to Common Shareholders in certain circumstances. Under the 1940 Act, the Fund may not declare any dividend or other distribution on any class of capital stock, or purchase any such capital stock, unless the Fund’s aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant the Fund’s lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

In an event of default under any borrowing, the lenders also have the right to cause a liquidation of collateral (i.e., sell securities in the Fund’s portfolio and other assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, the Fund may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Certain types of Leverage Instruments may subject the Fund to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on the Fund’s use of various investment techniques or strategies or on its ability to pay dividends on Common Shares in certain circumstances. In addition, the Fund may be subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. The Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the Leverage Instruments the Fund issued. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will significantly impede Reaves from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

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Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of its total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred shares plus the aggregate amount of senior securities representing indebtedness. In addition, the Fund is not permitted to declare any cash dividend or distribution on its common stock unless, at the time of such declaration, its preferred shares plus senior securities representing indebtedness has an asset coverage of at least 200%. The Fund intends, to the extent possible to maintain asset coverage on such preferred shares plus senior securities representing indebtedness of at least 200%. If necessary, the Fund will purchase or redeem any of its preferred shares or senior securities representing indebtedness to maintain an asset coverage ratio of at least 200%. The terms of any preferred shares may include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by us and may also prohibit dividends on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses. If the Fund has preferred shares outstanding, two of the Fund’s trustees will be elected by the holders of preferred shares as a class. The Fund’s remaining trustees will be elected by Common Shareholders and holders of the Fund’s preferred shares voting together as a single class. In the event that the Fund fails to pay dividends on its preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Fund’s trustees.

If the Fund is unable to refinance such Leverage Instruments when they mature, the Fund may be forced to sell securities in its portfolio to repay such Leverage Instruments. Further, if the Fund does not repay the Leverage Instruments when they mature, that will trigger an event of default under the terms of the Fund’s borrowings (which will likely increase the interest rate payable on such borrowings and give the lenders under such borrowings certain additional rights) and will trigger a higher dividend rate on the preferred shares.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund’s securities.

To qualify for federal income taxation as a “regulated investment company,” the Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax. If the Fund is precluded from making distributions on the Common Shares because of any applicable asset coverage requirements, the terms of the preferred shares may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a regulated investment company, will be paid to the holders of the preferred shares as a special dividend. This dividend can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of their shares.

Assuming the utilization of leverage in the form of borrowings in the amount of 33 1/3% of the Fund’s total assets (or approximately 25% of the Fund’s net assets) and an annual interest rate on such borrowings of [●]% based on market rates as of the date of this Prospectus, the additional income that the Fund must earn (net of expenses) in order to cover such interest payments is [●]%. The Fund’s actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio total returns experienced or expected to be experienced by us. Further, the assumed investment portfolio total returns are after (net of) all of the Fund’s expenses other than expenses associated with leverage); but such leverage expenses are deducted when determining the Common Share return. See “Risk Factors.” The table further reflects the issuance of Leverage Instruments representing 33% 1/3 of our total assets and our estimated leverage costs of [●]%.

Assumed portfolio return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Share return	([●])%	([●])%	([●])%	[●]%	[●]%

Corresponding Common Share return is composed of two elements: Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net distributable income after paying interest or dividends on the Fund’s Leverage Instruments) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% would assume that the distributions the Fund receives on its investments are entirely offset by losses in the value of those securities.

Holders of preferred shares (if issued) will be entitled to a pre-determined dollar amount of dividends and a fixed dollar amount upon liquidation of the Fund prior to the payment of any dividends or liquidation amounts to Common Shareholders. As a result, the effect of the additional advisory fees and administrative fees attributable to the increase in total assets resulting from any issuance of preferred shares will be borne entirely by Common Shareholders through a reduction of income available for distribution to Common Shareholders and possibly a reduction in the NAV per Common Share.

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Until the Fund issues preferred shares or engages in borrowing, the Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. The benefits of the leveraging of the Common Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and investment strategies.

RISK FACTORS

Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, you should consider carefully the following risks before investing in the Fund.

No Operating History

The Fund is a newly organized, diversified, closed-end management investment company with no operating history. It is designed for long-term investing and not as a vehicle for trading. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

Market Risk

As with any investment company that invests in equity securities, the Fund is subject to market risk — the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund’s Shares will fluctuate with the market. You could lose some or all of your investment over short or long periods of time.

Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company’s stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares.

Infrastructure Industry Risk

The Fund will invest a significant portion of its total assets in securities of infrastructure companies, including companies in the communications and utility sectors, as well as other companies engaged in other infrastructure operations.

Securities of infrastructure companies include assets or projects that support the operation, function, growth or development of a community or economy. The infrastructure assets to which the Fund may have exposure, directly or indirectly, include, without limitation, those related to transportation (e.g., airports, metro systems, subways, railroads, ports, toll roads, airplanes); electric utilities and power (e.g., power generation, transmission and distribution); energy (e.g., exploration & production, pipeline, storage, refining and distribution of energy); renewable energies (e.g., wind, solar, hydro, geothermal); communication networks and equipment; water and sewage treatment; social infrastructure (e.g., health care facilities, government accommodations, and other public service facilities); metals and mining; and shipping, cement, steel, and other resources and services related to infrastructure assets (e.g., chemical companies).

The values of the Fund’s infrastructure investments may be entirely dependent upon the successful development, construction, maintenance, renovation, enhancement or operation of infrastructure assets or infrastructure-related projects. Accordingly, the Fund may have significant exposure to adverse economic, regulatory, political, legal, demographic, environmental and other developments affecting the success of the infrastructure assets or projects in which it directly or indirectly invests.

Communications

Communications sector risks can include difficulty in obtaining necessary financing, technological obsolescence, improved competition from new and existing players, the potential impact of natural or man-made disasters, cyber security breaches, regulatory changes, delays in procuring equipment, and changes in consumer behavior.

Cyber-attacks, including through the use of malware, computer viruses, dedicated denial of services attacks, credential harvesting, social engineering and other means for obtaining unauthorized access to or disrupting the operation of communications networks and systems could negatively impact communications services. These attacks have increased in frequency, scope, and potential harm in recent years. Reaves can guard against some of the risks associated with cyber-attacks by identifying operators that use best security practices, but we cannot begin to inoculate our investments from the potential breadth and sophistication of certain attacks.

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Natural disasters, terrorist acts or acts of war could cause damage to communications infrastructure and result in significant disruptions or inability to provide services. Costs to repair damaged infrastructure is often at least partially insured, but excess costs and reputational risk exist.

Communications services providers depend on key suppliers and vendors to provide equipment necessary to operate networks. If these suppliers or vendors fail to provide equipment or services on a timely basis or fail to meet performance expectations, network operators can suffer. Suppliers may also be subject to various economic or political hardships. Lastly, communications suppliers and vendors have historically been subject, at times, to significant litigation, including litigation involving claims of patent infringement. Delays associate with litigation could harm service providers.

Many communications services providers operate in very competitive sub-sectors. Improved competition can reduce prices and profits. If companies we invest in fail to respond to technological developments and meet customer demand for new products and services it could adversely affect our investment outcomes. Specifically, the rapid development of new technologies, services, and products has eliminated many of the traditional distinctions among wireless, cable, Internet, local, and long distance communication services and brought new competitors to legacy markets. This dynamic can result in stranded investments. Reaves seeks to identify operators with lasting competitive advantages that are best positioned to compete under a number of potential strategic scenarios.

Changes in the regulatory framework for communications services providers could adversely affect business prospects or results of operations. Domestic operators tend to be subject to regulation by the FCC and other federal, state and local agencies, while international operators are regulated by various foreign governments and international bodies. These regulatory regimes frequently restrict or impose conditions on service territories and products. Additional regulations are routinely discussed, and some could adversely impact business practices.

Many of the companies in the communications space invest in both foreign and domestic markets. Currency fluctuations could negatively affect operating results. Similarly changes to economic and political dynamics in foreign and domestic markets could materially alter the demand for communications services.

Our investments in communications infrastructure providers that are structured as REITs may have certain risks to existing leases. Among these are existing customer concentration or the potential negative impact of future consolidation. Customer concentration or potential consolidation can result in evolving network architecture plans that renders certain leases less valuable to the tenant. Pricing and duration of contract terms can be held at risk, and non-renewal of leases could occur.

New technologies or network architectures or changes in a tenant’s business model may also reduce demand for communications infrastructure. Reaves will monitor its investments closely for changes in technology, network architecture, pricing, contract duration, and renewal rates accordingly.

Some of the REITs in our investment universe could suffer adverse tax and other financial consequences if taxing authorities change positions on tax or if there are material changes to the tax code.

Likewise, to qualify as a REIT for federal income tax purposes, operators must continually satisfy tests concerning, among other things, the nature and diversification of assets, the sources of income and the amounts distributed to shareholders. Some of these requirements may be onerous and could limit the ability of relevant companies to grow through investments.

Utilities

The Utility Sector Risks that are intrinsic to utility companies include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas and other fuels, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials, the disposal of radioactive wastes, shutdown of facilities or release of radiation resulting from catastrophic events, disallowance of costs by regulators which may reduce profitability, and changes in market structure that increase competition.

There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. We cannot assure you that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

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Utility companies in the United States are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. We cannot assure you that such pricing policies or rates of return will continue in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. Reaves will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Certain segments of the Infrastructure Industry, and individual utility companies within such segments may not perform as well as the Infrastructure Industry as a whole. Many utility companies have historically been subject to risks of increases in fuel and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations. In particular, regulatory changes with respect to nuclear and conventionally fueled power generating and transmission facilities could increase costs or impair the ability of utility companies to operate and utilize such facilities, thus reducing the companies’ earnings or resulting in losses. Rates of return on investment of certain utility companies are subject to review by government regulators. Changes in regulatory policies or accounting standards may negatively affect the earnings or dividends of utility companies. Costs incurred by utilities, such as fuel and purchased power costs, often are subject to immediate market action resulting from such things as political or military forces operating in geographic regions where oil production is concentrated or global or regional weather conditions, such as droughts, while the rates of return of utility companies generally are subject to review and limitation by state and/or national public utility commissions, which results ordinarily in a lag or an absence of correlation between costs and return. It is also possible that costs may not be offset by return. Utility companies have, in the past, been affected by increased competition, which could adversely affect the profitability or viability of such utilities. Electric utilities may also be subject to increasing economic pressures due to deregulation of generation, transmission and other aspects of their business.

Electric. The electric utility sector consists of companies that are engaged principally in the generation, distribution, transmission, delivery or sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate, and risks related to abandonment and cost overruns of new projects. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the interest rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies which have comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.

Gas. Gas distribution companies have historically faced the risk of lower consumption of natural gas per customer as a consequence of customer equipment efficiency improvements. Many of them, along with their regulators acknowledge the impact on company revenues, as well as the societal benefit of efficiency. Accordingly, many utility regulators have put regulatory structures in place to allow recovery of new investment in the face of flat or declining volumes. More recently, public pressure has emerged to encourage the use of electricity for space heating. While Reaves believes it unlikely that such initiatives would have a lasting impact on the gas distribution companies, they may create a climate of uncertainty that could endure.

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Water. The water sector consists of companies that generate, distribute and sell water. In the United States and around the world the water sector is highly fragmented because most of the supplies are owned by local authorities. Companies in this sector are generally mature and are experiencing little or no per capita volume growth. In the opinion of Reaves, the spending required to continue to meet tightening regulatory standards will continue to require incremental investment, allowing the companies to grow even with modest volume growth. This increased level of spending may pressure some industry participants and there may be opportunities for certain companies to acquire other municipal water and wastewater companies. Reaves believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.

Infrastructure Industry Generally. We cannot assure you that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future. In addition, the Infrastructure Industry generally is subject to the risk of increased environmental regulation, which may have a significant impact on the operations and earnings of utility companies.

Other Infrastructure. The Fund may also invest in companies involved in other infrastructure operations, such as airports, toll roads and other municipal services. Investments in companies involved in these operations will cause the Fund to have a greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Other factors that may affect the operations of infrastructure-related companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company’s operations or an accident, and general changes in market sentiment towards infrastructure assets.

Energy Companies

There are special risks inherent in investments in energy companies, including supply and demand risk, acquisition risk, regulatory risk, commodity pricing risk and catastrophe risk.

Supply and Demand Risk. Companies operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing, or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of the Organization of Petroleum Exporting Countries (“OPEC”); and increased competition from alternative energy sources. A decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices. In addition, companies operating in the energy sector could be adversely affected by increases in the supply of energy commodities if there is not a corresponding increase in demand for such commodities. The adverse impact of these events could lead to a reduction in the distributions paid by companies operating in the energy sector to their equity holders or a substantial reduction (or elimination) in the growth rate of distributions paid to equity holders.

Depletion and Exploration Risk. Energy reserves naturally deplete as they are consumed over time. Companies operating in the energy sector rely on the expansion of reserves through exploration of new sources of supply or the development of existing sources in order to grow or maintain their revenues. The financial performance of companies operating in the energy sector may be adversely affected if they, or the companies to which they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. If an energy company is not able to raise capital on favorable terms, it may not be able to add or maintain its reserves.

Acquisition Risk. Energy companies may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of energy companies to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that energy companies are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to investors will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies, assumption of liabilities, indemnification, customer losses, key employee defections, distraction from other business operations, and unanticipated difficulties in operating or integrating new product areas and geographic regions, among others. Other companies operating in the energy sector may be subject to similar risks. Furthermore, even if another company operating in the energy sector does consummate an acquisition that it believes will be accretive, the acquisition may instead result in a decrease in free cash flow.

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Environmental and Regulatory Risk. The energy sector is highly regulated. Companies operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state, and local governmental agencies, including with respect to how facilities are constructed, maintained, and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular input or by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil, and criminal penalties, including civil fines and/or injunctions. Stricter laws, regulations, or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of companies and other entities operating in the energy sector.

Specifically, the operations of wells, gathering systems, pipelines, refineries, and other facilities are subject to stringent and complex federal, state, and local environmental laws and regulations. These include, for example, the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions; the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water; the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”) and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by energy companies or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil, and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act, and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the U.S. and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

Commodity Pricing Risk. Companies and other entities operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution, or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of OPEC; taxation; tariffs; and the availability and costs of local, intrastate, and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of companies operating in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Catastrophe Event Risk. Companies and other entities operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing, and distribution of natural gas, natural gas liquids (including propane), crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11 terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of companies and other entities operating in the energy sector. Companies and other entities operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

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Affiliated Party Risk. Certain companies depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such companies and the ability of such companies to make distributions to unit holders would be adversely affected.

Concentration Risk

The Fund’s investments will be concentrated in utility companies in the electric, gas, water, telecommunications and infrastructure sectors. The focus of the Fund’s portfolio on the Infrastructure Industry and these specific sectors within it may present more risks than if the Fund’s portfolio were broadly spread over numerous sectors of the economy. A downturn in the utilities sector or one or more of these sub-sectors would have a larger impact on the Fund than on an investment company that does not concentrate solely in the utilities industry or in these specific sectors. At times, the performance of companies in the utilities industry or these specific sectors within it may lag the performance of other sectors or the broader market as a whole. As concentration in a sector increases, so does the potential for fluctuation in the NAV of Common Shares.

Foreign Securities Risk

Investments in securities of non-U.S. issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s securities. It may also be more difficult to obtain and enforce a judgment against a non-U.S. issuer. Foreign investments are subject to U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

The risks of foreign investing may be magnified for investments in issuers located in emerging market countries. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of emerging market countries may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

To the extent the Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Foreign Currency Risk

Investments in securities that trade in and receive revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, any amounts not recovered will reduce the income received by the Fund, and may reduce distributions to Common Shareholders. These risks are generally heightened for investments in emerging market countries.

Foreign Government Securities Risk

Some of the Fund’s investments in issuers located outside the United States will be investments in fixed-income securities issued by foreign governments or agencies of foreign governments (such as utility companies or energy companies that have been nationalized by the foreign government). The ability of a foreign governmental obligor to meet its obligations to pay principal and interest to debtholders generally will be adversely affected by rising foreign interest rates, as well as the level of the relevant government’s foreign currency reserves and currency devaluations. If a governmental obligor defaults on its obligations, a Fund may have limited legal recourse against the issuer or guarantor. These risks may be heightened during periods of economic or political instability, and are generally heightened in emerging market countries.

Common Stock Risk

The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. Common stock is subordinated to preferred stock and debt in a company’s capital structure with respect to priority in the right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

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Small and Mid-Cap Stock Risk

The Fund may invest its portfolio of equity securities in companies of any market capitalization. The Fund considers small companies to be those with a market capitalization up to $2 billion and medium-sized companies to be those with a market capitalization between $2 billion and $10 billion. Smaller and medium-sized company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium-sized company, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium-sized company's stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium-sized company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public, may be held primarily by insiders or institutional investors, may have limited financial resources or may depend on a few key employees, and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

Preferred Stock Risk

The Fund may have exposure to preferred stocks. In addition to credit risk, investments in preferred stocks involve certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income on this position. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers’ call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

Debt Securities Risk

In addition to credit risk, investments in debt securities carry certain risks including:

●	Redemption Risk — Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

●	Limited Voting Rights — Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

●	Liquidity — Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

Illiquid Securities Risk

The Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund’s NAV.

Issuer Risk

The value of common and preferred stocks may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Income Risk

The income that Common Shareholders receive from the Fund will be based primarily on the dividends and interest it earns from the Fund’s investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings and Common Shareholder’s income from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

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Tax Risk

The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code, future changes in tax laws and regulations. There can be no assurance that any portion of the Fund’s income distributions will not be fully taxable as ordinary income.

The value of the Fund’s investments, the Fund’s NAV and the Fund’s ability to pursue its investment objective may be adversely affected by changes in tax rates and policies. Because the Fund’s investment objective is to provide a high level of after-tax yield and total return consisting primarily of tax-advantaged dividend income, interest income and capital appreciation, the attractiveness of investing, and the Fund’s ability to invest, in equity securities that pay qualified dividend income in relation to other investment alternatives will be affected by changes in federal income tax laws and regulations, including changes in the qualified dividend income provisions. Any proposed or actual changes in such rates, therefore, can significantly and adversely affect the after-tax returns of the Fund’s investments in equity securities. These changes also could significantly and adversely affect the Fund’s NAV, the Fund’s ability to acquire and dispose of equity securities at desirable returns and price levels and the Fund’s ability to pursue its investment objective. The Fund cannot assure you as to the portion, if any, of the Fund’s dividends that will be qualified dividend income.

Additionally, the Fund may not be a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments. For an individual holder of Common Shares to receive qualified dividend income from the Fund, the shareholder, in addition to other requirements, must have held his or her Common Shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date. Consequently, short-term investors in the Fund will not realize the benefits of qualified dividend income.

Risks Related to the Fund’s Use of Leverage

Under normal market conditions, the Fund’s policy is to utilize Leverage Instruments in an amount up to 33 1/3% of the Fund’s total assets (or approximately 25% of its net assets), including proceeds from such Leverage Instruments. In addition, based on market conditions at the time, the Fund may use Leverage Instruments in amounts that represent greater than 33% leverage to the extent permitted by (1) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (2) exemptive or other relief or permission from the SEC, SEC staff or other authority. Leverage Instruments have seniority in liquidation and distribution rights over Common Shares.

Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of the preferred shares offering or borrowing program) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the NAV per share to a greater extent than if the Fund were not leveraged.

The fees received by Reaves and ALPS are based on the total assets of the Fund, including assets represented by leverage. During periods in which the Fund is using leverage, the fees paid to Reaves for investment advisory services and to ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from borrowings and the issuance of any preferred shares. Therefore, Reaves and ALPS may have a financial incentive to use leverage, which creates a conflict of interest between Reaves and ALPS and Common Shareholders. Reaves and ALPS will seek to manage this conflict of interest by utilizing leverage only when they determine such action is in the best interests of the Fund. The Board reviews the Fund’s leverage on a periodic basis, and the Fund’s use of leverage may be increased or decreased subject to the Board’s oversight and applicable law. As discussed under “Description of Capital Structure — Preferred Shares,” the Fund’s issuance of any preferred shares may alter the voting power of Common Shareholders.

Capital raised through leverage will be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares or entering into a borrowing program involves expenses and other costs and may limit the Fund’s freedom to pay dividends on Common Shares or to engage in other activities. The issuance of a class of preferred shares or incurrence of borrowings having priority over the Fund’s Common Shares creates an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such preferred shares or borrowings (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund’s Common Shares compared with what it would have been without leverage.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund and by borrowing program covenants. These guidelines and covenants may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will significantly impede Reaves from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

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Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the preferred stock. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares, from time to time, to maintain coverage of any preferred shares of at least 200%. Common shareholders elect each of the Trustees of the Fund. However, if the Fund issues preferred shares, the holders of the preferred shares will elect two of the Trustees of the Fund. In the event the Fund failed to pay dividends on its preferred shares for two years, preferred shareholders would be entitled to elect a majority of the Trustees until the dividends are paid.

To qualify for federal income taxation as a “regulated investment company,” the Fund must satisfy certain requirements relating to the sources of its income and diversification of its assets, and must distribute in each taxable year at least 90% of its investment company taxable income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax.

The Fund’s willingness to issue new securities for investment purposes, and the amount the Fund will issue, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on Reaves’ ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

The Fund’s use of leverage creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the Fund’s NAV and the asset coverage of the Fund’s indebtedness. There is a risk that fluctuations in the dividend rates on any preferred shares issued by the Fund may adversely affect the return to the Common Shareholders. If the income and capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced.

Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of the leverage program) will be borne entirely by the Common Shareholders. If there is a net decrease in the value of the Fund’s investment portfolio, the use of leverage will likely cause a greater decrease in the NAV per Common Share and the market value per Common Share than if the Fund were not leveraged.

Credit Risk

Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund’s portfolio, the value of those obligations could decline. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner.

Because the primary source of income for the Fund is the dividend, interest and principal payments on the preferred or debt securities in which it invests, any default by an issuer of a preferred or debt security could have a negative impact on the Fund’s ability to pay dividends on Common Shares. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Fund has sold credit protection.

Non-Investment Grade Securities Risk

Investments in securities of below investment grade quality, if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s NAV and income distributions.

The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund will not invest more than 15% of its total assets in securities rated below investment grade. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

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Interest Rate Risk

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the market value of such securities generally will fall. An investment by the Fund in preferred stocks or fixed-rate debt securities means that the NAV and price of the Common Shares may decline if market interest rates rise. In typical interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. The value of the Fund’s common stock investments may also be influenced by changes in interest rates.

Real Estate Investment Trust Risk

The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Risks of Investments in Other Investment Companies

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the rules thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Private Placements Risk

A private placement involves the sale of securities that have not been registered under the 1933 Act, or relevant provisions of applicable non-U.S. law, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks. See “Risk Factors—Valuation Risk”

Portfolio Turnover Risk

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% under normal market conditions, (excluding turnover of securities having a maturity of one year or less), although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

MLP Risks

Investments in publicly traded MLPs, which are limited partnerships or limited liability companies taxable as partnerships, involve some risks that differ from an investment in the common stock of a corporation, including risks related to limited control and limited rights to vote on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund generally purchases publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. As compared to common shareholders of a corporation, holders of MLP common units have more limited control and limited rights to vote on matters affecting the partnership.

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MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. MLP common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Fund may purchase MLP common units in market transactions. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to elect directors. In the event of liquidation, MLP common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs may be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. As a result, these investments may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns, which may adversely impact the overall performance of the Fund.

MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that those operating companies may lack or have limited operating histories. The success of the Fund’s investments in an MLP will vary depending on the underlying industry represented by the MLP’s portfolio. Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues.

Certain MLPs in which the Fund may invest depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs in which the Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of those customers or suppliers could have a material adverse effect on an MLP’s results of operations and cash flow, and on its ability to make distributions to unit holders such as the Fund.

The benefit the Fund will derive from its investment in MLPs will be largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP generally has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of the Common Shares.

Inflation Risk

Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Market Price of Common Shares

The shares of closed-end management investment companies often trade at a discount from their NAV, and the Fund’s Common Shares may likewise trade at a discount from NAV. The trading price of the Fund’s Common Shares may be less than the public offering price. The returns earned by Common Shareholders who sell their Common Shares below NAV will be reduced.

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Management Risk

The Fund is subject to management risk because it has an actively managed portfolio. Reaves and the individual portfolio managers apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Disruption and Geopolitical Risk

The Fund may be adversely affected by uncertainties and events around the world, such as terrorism, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. War, terrorism, economic uncertainty, and related geopolitical events—such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, epidemics of infectious diseases in certain parts of the world, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, continued tensions between North Korea and the United States (and the international community generally), new and continued political unrest in various countries, such as Venezuela, the exit or potential exit of one or more countries from the European Union, among others, have led, and in the future may lead, to increased short and long term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally.

The European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed). These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including European Union member countries that do not use the euro and non- European Union member countries.

Further, the future of the European Union (“EU”) is uncertain. In a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (known as “Brexit”). On January 31, 2020, the United Kingdom officially withdrew from the EU and the two sides entered into a transition phase that is scheduled to conclude on December 31, 2020 where the United Kingdom effectively remains in the EU from an economic perspective but no longer has any political representation in the EU parliament. During the transition phase, the United Kingdom and EU will seek to negotiate and finalize a new trade deal. It is possible that the transition date could be extended for up to two years. If no deal is agreed to, the United Kingdom may exit the EU through a “hard Brexit.” The impact of a hard Brexit on the United Kingdom and EU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit may have a negative impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of a Fund’s investments that are economically tied to the United Kingdom or the EU, and could have an adverse impact on the Fund’s performance.

The Fund cannot predict the effects or likelihood of such events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund. Assets of issuers, including those held in the Fund’s portfolio, could be direct targets, or indirect casualties, of an act of terrorism. Global economies and financial markets are also becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Capital Market Risk

Global financial markets and economic conditions are volatile due to a variety of factors, including significant write-offs in the financial services sector and therefore companies may have difficulty raising capital. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, companies may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

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Valuation Risk

Valuation risk is the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Limited Term and Tender Offer Risk

Unless the limited term provision of the Fund’s Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will terminate on or about the Dissolution Date (subject to possible extension as described under “Limited Term and Eligible Tender Offer”). The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the Dissolution Date or in an Eligible Tender Offer, and such investors and investors that purchase shares after the completion of this offering may receive more or less than their original investment upon dissolution or in an Eligible Tender Offer.

Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. During the Wind-Down Period, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy and may not achieve its investment objective. As a result, during the Wind-Down Period, the Fund’s distributions may decrease, and such distributions may include a return of capital. It is expected that Common Shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s automatic dividend reinvestment plan. However, if on the Dissolution Date the Fund owns securities for which no market exists or securities that are trading at depressed prices, such securities may be placed in a liquidating trust. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust. The Fund’s investment objective and policies are not designed to seek to return investors’ original investment upon termination of the Fund, and investors may receive more or less than their original investment upon termination of the Fund. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Fund could also cause market prices of such instruments, and hence the NAV and market price of the Common Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses.

Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objective. The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Dissolution Date. During such period(s), it is possible that the Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Fund’s ability to achieve its investment objective and adversely impact the Fund’s performance and distributions to Common Shareholders, which may in turn adversely impact the market value of the Common Shares. In addition, the Fund may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to Common Shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. The Fund does not limit its investments to securities having a maturity date prior to or around the Dissolution Date, which may exacerbate the foregoing risks and considerations. A Common Shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Dissolution Date.

If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Fund in the investments. Any capital gains recognized on such dispositions, as reduced by any capital losses the Fund realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to Common Shareholders. If the Fund’s tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will be required to distribute to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders.

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The purchase of Common Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Common Shareholders. All Common Shareholders remaining after a tender offer may be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Such reduction in the Fund’s total assets may also cause Common Shares to become thinly traded or otherwise negatively impact secondary trading of Common Shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Fund’s Common Shares to trade at a wider discount to NAV than it otherwise would. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, Common Shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval. Thereafter, the Fund will have a perpetual term. Reaves may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated because Reaves would continue to receive management fees on the remaining assets of the Fund while it remains in existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Common Shareholders may only be able to sell their Common Shares at a discount to NAV.

Anti-Takeover Provisions Risk

The Fund’s Declaration of Trust, dated [●], 2020, (the “Declaration of Trust”) includes provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Board. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their Common Shares at a premium over prevailing market prices. See “Anti-Takeover Provisions in the Declaration of Trust.”

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by Reaves. There are [●] trustees of the Fund. The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Adviser

Reaves Asset Management serves as the Fund’s investment adviser under an investment advisory agreement (the “Advisory Agreement”) dated [●], 2020. Reaves is an independent investment adviser. Reaves began conducting business in 1961. The address of Reaves is 10 Exchange Place, Jersey City, New Jersey 07302.

As of [●], 2020, Reaves had more than $[●] in client accounts under discretionary management. Reaves acts as adviser to one other utility-oriented closed-end investment company registered under the 1940 Act.

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Under the terms of the Advisory Agreement, Reaves will furnish investment supervision to the Fund and will be responsible for the management of the Fund’s portfolio, subject to the overall control of the Board of Trustees. For its services, Reaves will receive from the Fund a monthly management fee at the annual rate of [●]% of the Managed Assets of the Fund.

The Fund’s Advisory Agreement will continue in effect, unless otherwise terminated, until [●], and then will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Fund’s Board of Trustees or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Board of Trustees of the Fund who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the “independent trustees”) with such independent trustees casting votes in person at a meeting called for such purpose.

A discussion regarding the basis for the initial approval of the investment advisory agreement by the Board of Trustees will be available in the Fund’s first report to shareholders. The basis for subsequent continuations of the Fund’s investment advisory agreement will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.

The Reaves employees who will be responsible for the day-to-day management of the Fund’s portfolio are John P. Bartlett, Timothy O. Porter and Brian Weeks.

John P. Bartlett, CFA

Mr. Bartlett will serve as a portfolio manager of the Fund and has been a Portfolio Manager and Electric Utility Analyst for Reaves since 1995. He was named President in 2019.

Timothy O. Porter, CFA

Mr. Porter will serve as a portfolio manager of the Fund and has been a Portfolio Manager and Energy Analyst for Reaves since 2005. He was named Chief Investment Officer in 2020.

Brian Weeks

Mr. Weeks will serve as a portfolio manager of the Fund and has been a Portfolio Manager and Communications Analyst for Reaves since 2012. He was named Director of Research in 2020.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Fund is contained in the Statement of Additional Information.

Administrator

The Fund’s administrator is ALPS Fund Services, Inc. (“ALPS”). ALPS is a service company and SEC-registered transfer agent. Under the terms of an administration agreement, ALPS provides administrative services required in connection with the operation of the Fund as well as the necessary office facilities, equipment and personnel to perform such services. The address of ALPS is 1290 Broadway, Suite 1000, Denver, CO 80203.

For its services, ALPS will receive a monthly fee at the annual rate of [●]% of the Managed Assets of the Fund.

Control Persons

A control person includes a person who beneficially owns more than 25% of the voting securities of a company. [●] has provided the initial capitalization of the Fund and therefore is a control person because it is the sole stockholder of the Fund as of the date of this Prospectus. However, it is anticipated that [●] will no longer be a control person once the offering is completed.

NET ASSET VALUE

The NAV per Common Share of the Fund is determined no less frequently than daily, on each day that the NYSE American is open for trading, as of the close of regular trading on the NYSE American (normally 4:00 pm Eastern Time). ALPS calculates the Fund’s NAV per Common Share by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities (including dividends payable, any borrowings and the liquidation preference of any preferred shares issued by the Fund) and less the liquidation value of any outstanding preferred shares by the total number of Common Shares outstanding. Valuations of many securities expected to be in the Fund’s portfolio may be made by a third-party pricing service.

For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on the NYSE American are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE American on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE American but listed on other domestic or foreign securities exchanges or admitted to trading on the NASDAQ National Market are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities.

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Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Reaves to be over-the-counter, but excluding securities trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, prices supplied by a recognized pricing agent as the Board of Trustees deems appropriate to reflect their fair market value. Debt securities are valued on the basis of prices provided by a pricing service or broker/dealers when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities.

Generally, trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of the NYSE American. The values of these securities used in determining the NAV of the Fund are the last sale price at the close of the NYSE American. If no sale occurred, the last bid price on the NYSE American. Occasionally, events affecting the value of foreign securities may occur between the time at which they are determined and the close of trading on the NYSE American. Such investments will be valued at their fair value, as determined in good faith under procedures determined by or at the discretion of the Board of Trustees. Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the Fund’s accounting agent based on foreign currency exchange rate quotations supplied by an independent quotation service as of 4:00 pm Eastern Time.

DISTRIBUTIONS

The Fund intends to make monthly distributions to Common Shareholders of the net investment income of the Fund, after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. While a portion of the Fund’s distributed income may qualify as qualified dividend income, all or a portion of the Fund’s distributed income may also be fully taxable. Any such income distributions, as well as any distributions by the Fund of net realized short-term capital gains, will be taxed as ordinary income. A portion of the distributions the Fund receives from its investments may be treated as return of capital. While the Fund anticipates distributing some or all of such return of capital, it is not required to do so in order to maintain its status as a “regulated investment company” under Subchapter M of the Code. See “Federal income tax matters.”

We cannot assure that the Fund will continue to pay regular monthly distributions or that it will do so at a particular rate. The Fund also may make monthly distributions in excess of its net investment company taxable income, if any (which includes net short-term capital gain), in which case such excess will represent a return of capital that reduces Common Shareholders’ tax basis in their shares. Because the basis reduction would increase any future gain on a disposition of the shares the tax may be deferred until each Common Shareholder sells its Common Shares. The amount of net investment company taxable income available for each monthly distribution will vary depending on a number of factors, including dividends payable on any preferred shares of the Fund or other costs of financial leverage.

Over time, the Fund will distribute all its net investment income (after it pays accrued dividends on any outstanding preferred shares or other costs of financial leverage). Distributions may also include cash received as return of capital from the Fund’s portfolio investments or return of Common Shareholders’ capital. A “return of capital” represents a return of a stockholder’s original investment in Common Shares and should not be confused with a dividend from earnings and profits. In addition, at least annually, the Fund intends to distribute any net short-term capital gain and any net capital gain (which is the excess of net long-term capital gain over short-term capital loss). The initial distribution is expected to be declared approximately [45] days after the completion of this offering and paid approximately [60 to 90] days after the completion of this offering, in each case depending on market conditions. Unless a Common Shareholder elects otherwise, all distributions from the Fund will be automatically reinvested in additional Common Shares under the Fund’s dividend reinvestment plan. Common Shareholders who elect not to participate in the Fund’s dividend reinvestment plan will receive all distributions in cash. See “Dividend reinvestment plan.” During any period when there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash dividend or other distribution on its Common Shares in certain circumstances. See “Description of Capital Structure.”

Subject to certain terms and conditions, the Fund is entitled to rely on an exemption granted to Reaves by the SEC from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder (the “Exemptive Relief”). The Exemptive Relief generally permits the Fund, subject to such terms and conditions, to make distributions of long-term capital gains with respect to its Common Shares more frequently than would otherwise be permitted under the 1940 Act (generally once per taxable year). The distribution policy described above would only permit distributions of long-term capital gains to occur on an annual basis. To rely on the Exemptive Relief, the Fund must comply with the terms and conditions therein, which, among other things, would require the Fund to make certain disclosures to shareholders and prospective shareholders regarding distributions, and would require the Fund’s Board of Trustees to make determinations regarding the appropriateness of use of the distribution plan. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital. The Fund has no current intention to adopt such a distribution policy or implement the Exemptive Relief. The Exemptive Relief also permits the Fund to make distributions of long-term capital gains with respect to any preferred shares that may be issued by the Fund in accordance with such shares’ terms

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DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting [●] (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by [●] as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting [●], as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE American or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. Plan participants holding Common Shares subject to the Plan in a brokerage account may not be able to transfer those shares to another broker and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal Income Tax Matters.” Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, [●].

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FEDERAL INCOME TAX MATTERS

The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares, and reflects provisions of the Code, existing Treasury regulations, judicial decisions, rulings published by the Internal Revenue Service (the “IRS”), and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important federal income tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other federal tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

The Fund intends to make monthly distributions of net investment income after payment of dividends on any outstanding preferred shares or interest on any outstanding borrowings. The Fund intends to distribute annually any net short-term capital gain (which are taxable as ordinary income) and any net capital gain. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional Common Shares pursuant to the Plan. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to Common Shareholders as long-term capital gains, regardless of the length of time Common Shares have been held by Common Shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Common Shares and, after that basis has been reduced to zero, will constitute capital gains to the Common Shareholder (assuming the Common Shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

Certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (currently at a maximum rate of 20%). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. We cannot assure you as to the portion of the Fund’s dividends that will be qualified dividend income.

A dividend paid by the Fund to a Common Shareholder will not be treated as qualified dividend income of the Common Shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder’s adjusted tax basis in the Common Shares sold and the fair market value amount received. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan (as defined below) or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

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An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

Taxable distributions to individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (currently, 24%). Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Common Shareholder may be refunded or credited against such Common Shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Investors should consult their tax advisers regarding other federal, state, local or foreign tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a Delaware Statutory Trust established under the laws of the state of Delaware by an Declaration of Trust dated [●], 2020. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of Common Shares. The Trustees have authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE American.

Common Shares

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares, no par value. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of dividends when, as and if declared by the Board. The 1940 Act or the terms of any borrowings or preferred shares may limit the payment of dividends to the Common Shareholders. Each whole Common Share shall be entitled to one vote and each fractional Common Share shall be entitled to a vote equal to its fraction of a whole share as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund. Although shareholders of an Delaware Statutory Trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

While there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from a rating agency. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. The Fund intends, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Fund’s status as a regulated investment company. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding Common Shares. The Common Shares have no preemptive rights.

The Fund generally will not issue Common Share certificates. However, upon written request to the Fund’s transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor’s account. Common Share certificates that have been issued to an investor may be returned at any time.

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Preferred Shares

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (the “preferred shares”), having no par value, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s preferred shares may approach or exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leverage structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Holders of preferred shares, if and when issued, shall be entitled to elect two of the Fund’s Trustees, voting as a class. Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund’s Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the rating agency rating the preferred shares or if the Board of Trustees determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Board of Trustees in other circumstances, for example, if one payment on the preferred shares is in arrears.

In the Fund issues preferred shares, it may seek a AAA credit rating for the preferred shares from a rating agency. In such circumstances, the Fund intends that, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agency. Although, as of the date hereof, no such rating agency has established guidelines relating to preferred shares of the Fund, based on previous guidelines established by such rating agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares will establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by such rating agency will be more or less restrictive than as described in this prospectus.

Borrowings

The Fund is authorized to borrow money on a secured or unsecured basis for any purpose of the Fund. Under normal market conditions, the Fund’s policy is to utilize Leverage Instruments (which may include borrowings) in an amount that represents up to 33 1/3% of its total assets (or approximately 25% of its net assets). However, based on market conditions at the time, the Fund may use Leverage Instruments in amounts that represent greater than 33 1/3% leverage to the extent permitted by (1) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (2) exemptive or other relief or permission from the SEC, SEC staff or other authority. The Fund also may use Leverage Instruments in amounts that represent less than 33 1/3% leverage.

Under the 1940 Act, the Fund, immediately after issuing senior securities representing indebtedness, must have an asset coverage of at least 300%. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any senior securities representing indebtedness issued by the Fund. Certain types of borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise, or to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for any debt securities issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

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The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal.

Credit Facility

As one form of borrowing, the Fund may enter into a credit facility with one or more commercial banks or financial institutions. Any such borrowings would constitute financial leverage. Such a facility is not expected to be convertible into any other securities of the Fund; outstanding amounts are expected to be pre-payable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility.

In addition, the Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. We cannot assure you that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, by the issuance of preferred shares or debt securities or by reverse repurchase agreements.

Repurchase of Stock and Other Discount Measures

Shares of closed-end investment companies often trade at a discount to their NAVs, and the Common Shares may also trade at a discount to their NAV, although it is possible that they may trade at a premium above NAV. The market price of the Common Shares will be determined by such factors as relative demand for and supply of Common Shares in the market, the Fund’s NAV, general market and economic conditions and other factors beyond the control of the Fund. Although Common Shareholders do not have the right to redeem their Common Shares, the Board of Trustees, in consultation with Reaves and ALPS, may take action to repurchase Common Shares in the open market or make tender offers for Common Shares. Such actions may have the effect of reducing any market discount from NAV. In deciding whether to take such actions, the Board of Trustees will consider such factors as the market price of the Common Shares, the NAV of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions as may have a material effect on the Fund’s ability to consummate such transactions.

The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Fund’s common stock, trading volume of Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. If a tender offer is made, notice will be provided to Common Shareholders describing the terms of the tender offer, which will contain information that Common Shareholders should consider in deciding whether or not to participate in the tender offer and will provide detailed instructions on how to tender shares. Subject to its investment limitations, the Fund may borrow to finance the repurchase of stock or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. We cannot assure you that the Board of Trustees will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price that is equal to or approximates their NAV. Although share repurchases and tenders could have a favorable effect on the market price of the Common Shares, you should be aware that the acquisition of Common Shares by the Fund would decrease the total net assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any Leverage Instruments outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act and the principal stock exchange on which the Common Shares are traded.

Limited Term and Eligible Tender Offer

In accordance with the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”), the Fund intends to terminate as of the first business day following the fifteenth anniversary of the effective date of the Fund’s initial registration statement, which the Fund currently expects to occur on or about [●], 2035 (the “Dissolution Date”); provided that the Fund’s Board of Trustees (the “Board”) may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board (the “Continuing Trustees”) (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including eighteen months after the initial Dissolution Date, which date shall then become the Dissolution Date. In determining whether to extend the Dissolution Date, the Board may consider the inability to sell the Fund’s assets in a time frame consistent with dissolution due to lack of market liquidity or other extenuating circumstances. Additionally, the Board may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund. Each holder of Common Shares (each, a “Common Shareholder”) would be paid a pro rata portion of the Fund’s net assets upon termination of the Fund.

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Beginning one year before the Dissolution Date (the “Wind-Down Period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. During the Wind-Down Period (or in anticipation of an Eligible Tender Offer, as defined below), the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation. Rather than reinvesting the proceeds of matured, called or sold securities in accordance with the investment program described above, the Fund may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance.

The Board may, by a Board Action Vote, cause the Fund to conduct a tender offer, as of a date within twelve months preceding the Dissolution Date (as may be extended as described above), to all Common Shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Fund must have at least $100 million of net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all shares held by each shareholder; provided that if the number of properly tendered shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled, no shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or about the Dissolution Date. If an Eligible Tender Offer is conducted and the number of properly tendered shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Regardless of whether the Eligible Tender Offer is completed or canceled, Reaves will pay all costs and expenses associated with the Eligible Tender Offer, other than brokerage and related transaction costs associated with the disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its Common Shareholders.

Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval. In determining whether to eliminate the Dissolution Date, the Board may consider market conditions at such time and all other factors deemed relevant by the Board in consultation with Reaves, taking into account that Reaves may have a potential conflict of interest in recommending to the Board that the limited term structure be eliminated and the Fund have a perpetual existence. In making a decision to eliminate the Dissolution Date to provide for the Fund’s perpetual existence, the Board will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the Fund. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per Common Share.

All Common Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Fund’s Common Shares to trade at a wider discount to NAV than it otherwise would. Such reduction in the Fund’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Moreover, the resulting reduction in the number of outstanding Common Shares could cause the Common Shares to become more thinly traded or otherwise adversely impact the secondary market trading of such Common Shares.

The Eligible Tender Offer would be made in accordance with the requirements of the 1940 Act, the 1934 Act and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the 1934 Act). The Fund’s purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. In addition, the Fund would continue to be subject to its obligations with respect to its issued and outstanding borrowings, preferred stock or debt securities, if any. An Eligible Tender Offer may be commenced upon approval of a majority of the trustees, without a shareholder vote. The Fund is not required to conduct an Eligible Tender Offer. If no Eligible Tender Offer is conducted, the Fund will dissolve on the Dissolution Date (subject to extension as described above), unless the limited term provisions of the Declaration of Trust are amended with the vote of shareholders.

The Board may terminate the Fund without shareholder approval at any time, including prior to the Dissolution Date. Upon its termination, the Fund will distribute substantially all of its net assets to shareholders, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund, as may be determined by the Board. The Fund retains broad flexibility to liquidate its portfolio, wind up its business and make liquidating distributions to Common Shareholders in a manner and on a schedule it believes will best contribute to the achievement of its investment objective. Accordingly, as the Fund nears an Eligible Tender Offer or the Dissolution Date, Reaves may begin liquidating all or a portion of the Fund’s portfolio through opportunistic sales. During this time, the Fund may not achieve its investment objective, comply with the investment guidelines described in this prospectus or be able to sustain its historical distribution levels. During such period(s), the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation or an Eligible Tender Offer. Rather than reinvesting the proceeds of matured, called or sold securities in accordance with the investment program described above, the Fund may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. The Fund’s distributions during the Wind-Down Period may decrease, and such distributions may include a return of capital. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. It is expected that shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s dividend reinvestment plan. shareholders generally will realize capital gain or loss upon the termination of the Fund in an amount equal to the difference between the amount of cash or other property received by the shareholder (including any property deemed received by reason of its being placed in a liquidating trust) and the shareholder’s adjusted tax basis in the shares of the Fund for U.S. federal income tax purposes.

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If on the Dissolution Date the Fund owns securities for which no market exists or securities that are trading at depressed prices, such securities may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Fund and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the liquidating trust trustees may elect to write off or donate the remaining securities to charity. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.

The Fund may continue in existence after the Dissolution Date to pay, satisfy and discharge any existing debts or obligations, collect and distribute any remaining net assets to Common Shareholders and do all other acts required to liquidate and wind up its business and affairs. If the Fund determines to liquidate, the Fund will complete the liquidation of its portfolio (to the extent possible and not already liquidated), retire or redeem its sources of leverage (to the extent not already retired or redeemed), distribute all of its liquidated net assets to its Common Shareholders (to the extent not already distributed), and the Fund will terminate its existence under Massachusetts law.

The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. The Fund’s investment objective and policies are not designed to seek to return investors’ original investment upon termination of the Fund or in an Eligible Tender Offer, and investors may receive more or less than their original investment upon termination of the Fund or in an Eligible Tender Offer.

The Board may, to the extent it deems appropriate and without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Dissolution Date, which plan of liquidation may set forth the terms and conditions for implementing the termination of the existence of the Fund, including the commencement of the winding down of its investment operations and the making of one or more liquidating distributions to Common Shareholders prior to the Dissolution Date.

See “Risk Factors—Limited Term and Tender Offer Risk.”

Anti-Takeover in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving common shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of common shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office without cause only by a written instrument signed or adopted by two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

The Declaration of Trust provides that the Fund may not merge with another entity, or sell, lease or exchange all or substantially all of its assets without the approval of at least two-thirds of the Trustees and 75% of the affected shareholders.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 80% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of the Fund’s outstanding shares and their affiliates or associates, unless two-thirds of the Board have approved by resolution a memorandum of understanding with such holders (prior to the time any such person became a 5%-or-greater shareholder), in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of outstanding shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan or pursuant to any offering in which such Principal Shareholder acquires securities that represent no greater a percentage of any class or series of securities being offered than the percentage of any class of shares beneficially owned by such Principal Shareholder immediately prior to such offering or, in the case of securities, offered in respect of another class or series, the percentage of such other class or series beneficially owned by such Principal Shareholder immediately prior to such offering); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period) or (v) the purchase by the Fund, or any entity controlled by the Fund, of any Common Shares from any Principal Shareholder or any person to whom any Principal Shareholder transferred Common Shares.

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The Board has determined that provisions with respect to the Board and the 80% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of common shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Conversion to Open-End Fund

The Fund may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Trustees then in office, (ii) the holders of not less than 75% of the Fund’s outstanding shares entitled to vote thereon and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. However, if the aforementioned Trustees’ approval in (i) has been obtained from at least 80% of the Trustees, then approval by only a majority of the Fund’s outstanding share entitled to vote thereon is required for purposes of (ii). The composition of the Fund’s portfolio likely would prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Fund’s investment policies and liquidation of a substantial portion of the relatively illiquid portion of its portfolio. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the NYSE American or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

UNDERWRITING

Subject to the terms and conditions stated in the Fund’s underwriting agreement dated [●], 2020 each underwriter named below, for which [●] and [●], are acting as representatives, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

Underwriters	Number of Common Shares
[●]	[●]
Total	[●]

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated, severally and not jointly, to purchase all the Common Shares sold under the underwriting agreement if any of the Common Shares are purchased.

In the underwriting agreement, the Fund and Reaves have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the 1933 Act or to contribute to payments the underwriters may be required to make for any of these liabilities.

Commissions

The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at a price that represents a concession not in excess of $[●] per Common Share. Investors purchasing Common Shares in this offering will not be charged a sales load. Reaves (and not the Fund) has agreed to pay, from its own assets, compensation of up to $[●] per Common Share to the Underwriters in connection with the offering, which aggregate amount will not exceed [●]% of the total public offering price of the shares sold in this offering. After the initial public offering the concession may be changed. Investors must pay for any Common Shares purchased on or before [●], 2020.

47

The following table shows the public offering price, estimated offering expenses, sales load and proceeds, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their option to purchase additional Common Shares.

	Per Share	Total(1)
Public offering price	$[●]	$[●]
Sales load(2)	None	None
Estimated offering expenses	None	None
Proceeds, after expenses, to the Fund(3)	$[●]	$[●]

Reaves (and not the Fund) has agreed to pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expense or offering costs paid by Reaves.

Option to Purchase Additional Common Shares

The Fund has granted the underwriters an option to purchase up to [●] additional Common Shares at the public offering price within [45] days from the date of this prospectus solely to cover over-allotments, if any. If the underwriters exercise this option to purchase additional Common Shares, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional Common Shares proportionate to that underwriter’s initial amount set forth in the table above.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the Common Shares is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing Common Shares. However, the representatives may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the Common Shares in connection with the offering (i.e., if they sell more Common Shares than are listed on the cover of this prospectus), the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the option to purchase Common Shares described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize their price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund has agreed not to offer or sell any additional Common Shares for a period of [180] days after the date of the underwriting agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the underwriting agreement.

The Common Shares will be sold so as to ensure that the NYSE American distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

Other Relationships

Reaves (and not the Fund) has agreed to pay from its own assets to each of [●] and [●], a structuring fee for advice relating to the design and organization of the Fund as well as for services related to the sale and distribution of the Common Shares in the amount of $[●] and $[●], respectively. If the option to purchase additional Common Shares is not exercised, the total amount of this structuring fee payment to each of [●] and [●], will not exceed [●]% and [●]%, respectively, of the total price to the public of the Common Shares sold in this offering.

Reaves (and not the Fund) has agreed to pay from its own assets to each of [●] and [●], a sales incentive fee in the amount of $[●] and $[●], respectively. If the option to purchase additional Common Shares is not exercised, the total amount of this sales incentive fee payment to each of [●] and [●], will not exceed  [●]% and [●]%, respectively, of the total price to the public of the Common Shares sold in this offering.

Reaves (and not the Fund) has also agreed to pay expenses related to the fees and disbursements of counsel to the underwriters in connection with the offering and the review by the Financial Industry Regulatory Authority, Inc. of the terms of the sale of the Common Shares.

48

The sum total of all compensation and expense reimbursement paid to the underwriters in connection with this offering of the Common Shares will not exceed in the aggregate [●]% of the total price to the public of the Common Shares sold in this offering.

Certain of the underwriters also have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with affiliates of the Fund, including Reaves.

The Fund anticipates that certain underwriters may from time to time act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

The principal business address of [●] is [●]. The principal business address of [●] is [●].

CUSTODIAN AND TRANSFER AGENT

[●], located at [●], will serve as the Fund’s custodian and transfer agent and will maintain custody of the securities and cash of the Fund.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Dechert LLP, New York, New York, and for the Underwriters by [●].

REPORTS TO SHAREHOLDERS

The Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●] are the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

ADDITIONAL INFORMATION

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC Commission upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling [●].

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Page
Additional Investment Information and Restrictions	[●]
Trustees and Officers	[●]
Investment Advisory and Other Services	[●]
Determination of Net Asset Value	[●]
Portfolio Trading	[●]
Taxes	[●]
Custodian	[●]
Other Information	[●]
Independent Registered Public Accounting Firm	[●]
Report of Independent Registered Public Accounting Firm	[●]
Statement of Assets and Liabilities	[●]
Notes to Statement of Assets and Liabilities	[●]
Appendix A: Ratings	[●]

49

THE FUND’S PRIVACY POLICY

The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the SEC. The Fund has in effect the following policy with respect to nonpublic personal information about its customers:

●	Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

●	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

●	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about the Fund’s privacy policies call [●] (toll-free).

50

Reaves Sustainable Infrastructure Fund

PROSPECTUS

February [●], 2020

Until [●], 2020 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Fund’s Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

51

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION; DATED February [●], 2020

Reaves Sustainable Infrastructure Fund

1290 Broadway, Suite 1000

Denver, CO 80203

(800) 644-5571

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of Reaves Sustainable Infrastructure Fund (the “Fund”), dated [●], as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Fund at [●].

This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s prospectus.

52

TABLE OF CONTENTS

Page
Additional Investment Information and Restrictions	[●]
Trustees and Officers	[●]
Investment Advisory and Other Services	[●]
Determination of Net Asset Value	[●]
Portfolio Trading	[●]
Taxes	[●]
Custodian	[●]
Other Information	[●]
Independent Registered Public Accounting Firm	[●]
Report of Independent Registered Public Accounting Firm	[●]
Statement of Assets and Liabilities	[●]
Notes to Statement of Assets and Liabilities	[●]
APPENDIX A: Ratings	[●]
53

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. W.H. Reaves & Co., Inc. (“Reaves”) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund’s investment objective.

Equity Investments

The Fund invests in dividend-paying common stocks and preferred stocks, and other securities and instruments. The Fund may also invest in debt securities if deemed advisable by Reaves to increase income and total return or to reduce risk.

Investments in Other Investment Companies

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the rules thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Real Estate Investment Trust Risk

The Fund may invest in companies that are treated as real estate investment trusts (“REITs”) for federal income tax purposes. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares.

Temporary Investments

The Fund will invest temporarily in cash, money market funds or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Foreign Securities

Investments in securities of foreign issuers may be subject to risks not usually associated with owning securities of U.S. issuers. For example, the value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economics may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

54

The Fund may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-though voting or other shareholder rights, and they may be less liquid.

Foreign Currency Transactions

The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Settlement must be made in a designated currency.

Investment Restrictions

The investment policies numbered 1 through 8 below have been adopted as fundamental policies for the Fund and may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person.

(1) The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time; except that the Fund will invest at least 80% of its total assets in securities of issuers in the Infrastructure Industry.

(2) The Fund may borrow money to the extent permitted by applicable law from time to time;

(3) The Fund may issue senior securities to the extent consistent with applicable law from time to time;

(4) The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in securities of issuers in a single industry. For purposes of this restriction, (i) loans and loan participations will be considered investments in the industry of the underlying borrower and (ii) U.S. Government securities, investment companies and derivative instrument counterparties are not considered to be part of any industry;

(5) The Fund may not underwrite securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws;

(6) The Fund may make loans, including to affiliated investment companies, except to the extent the Fund is prohibited from doing so by applicable law. The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to borrowers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, enter into repurchase agreements, or lend its portfolio securities;

(7) The Fund may purchase real estate except to the extent the Fund is prohibited from doing so by applicable law, and the Fund may possess, hold, purchase and/or dispose of real estate in connection with managing or exercising its rights in respect of its investments. The Fund may, for clarity, (i) purchase interests in issuers which deal, hold or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and (iii) acquire (by way of foreclosure or otherwise), hold and/or dispose of real estate that secured, or is otherwise related to, an investment of the Fund; and

(8) The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

For purposes of applying the terms of the fund’s fundamental investment policy (4), the Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. Further, there is no limit on the amount of assets the Fund may use to originate loans, except that the Fund will not originate loans to any borrower if as a result 25% or more of the Fund’s total assets at the time of origination would be invested in securities of issuers in the same industry as the borrower. For purposes of applying the terms of the fund’s fundamental investment policy (4), the Fund also expects to treat an investment in an investment company that concentrates its investments in a particular industry as an investment by the Fund in that industry generally to the extent of the Fund’s estimate of the underlying fund’s investment in that industry for purposes of applying the Fund’s limit on industry concentration.

55

As a general matter, the Fund considers an industry to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis-à-vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one, particularly for issuers in industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the Internet (including issuers of securities in which the Fund may invest) were initially classified as Internet companies, but over time have evolved into the economic risk profiles of retail companies.

For purposes of the Fund’s policies (including the fundamental policies discussed above), any actions taken or omitted or investments made in reliance on, or in accordance with, exemptive relief, no action relief, interpretive guidance or other regulatory or governmental action or guidance, shall be considered to have been taken, made, or omitted in accordance with applicable law.

TRUSTEES AND OFFICERS

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. The “Non-interested Trustees” or “Independent Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. These Trustees are also “independent trustees or directors” as defined under NYSE American Listing Standards. The address of each of the persons listed below is: 1290 Broadway, Suite 1000, Denver, Colorado 80203. No Trustee oversees any other portfolios in the fund complex.

Trustees and Officers

Name, Position(s) Held with the Fund, Address,[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolio in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[4]
Non-Interested Trustees
[●]	Since [●], 2020	[●]	[●]	[●]
Interested Trustee
Joseph B. Rhame	Since [●], 2020	[●]	[●]	Director of W. H. Reaves and Co., Inc.

The Board believes that each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Fund’s investment adviser, the administrator and other service providers, counsel and independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform the duties of a trustee effectively has been attained and enhanced through the Trustee’s education, professional training and other life experiences, such as business, consulting or public service positions and through experience from service as a member of this Fund’s Board.

[TO COME.]

Name, Position(s) Held with the Fund, Address,[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolio in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[4]
Officers
Joseph B. Rhame President and Principal Executive Officer	Since [●], 2020	Mr. Rhame began serving as CEO of Reaves Asset Management in 2019 after having joined the company in 2005. He is a member of the portfolio management team, serves on the risk committee, and is co-portfolio manager of the Reaves Utilities ETF. Previously, he served as an energy and utility analyst and as one of the firm’s traders.	[●]	Director of W. H. Reaves and Co., Inc.
Jill Kerschen Principal Financial Officer and Treasurer	Since [●], 2020	[●]	[●]	[●]
Ted Uhl Chief Compliance Officer	Since [●], 2020	[●]	[●]	[●]
Karen S. Gilomen Secretary	Since [●], 2020	[●]	[●]	[●]
56

Board Leadership Structure. The Board of Trustees, which has overall responsibility for the oversight of the Fund’s investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations.

[●], the Chair of the Board (“Chair”), is an independent trustee. The Trustees will also complete an annual self-assessment during which the Trustees review their overall structure and consider where and how its structure remains appropriate in light of the Fund’s current circumstances. The Chair’s role is to preside at all meetings of the Board and in between Board meetings to generally act as the liaison between the Board and the Fund’s officers, attorneys and various other service providers, including but not limited to, the Fund’s investment adviser, administrator and other such third parties servicing the Fund.

The Fund has four standing committees, each of which enhances the leadership structure of the Board: the Audit Committee; the Nominating and Corporate Governance Committee; the Executive Committee; and the Fair Value Committee. The Audit Committee and Nominating and Corporate Governance Committee are each chaired by, and composed of, members who are independent trustees. The Executive Committee consists of two interested trustees and one independent trustee. The Fair Value Committee consists of various officers of the Fund and employees of Reaves and ALPS

The Audit Committee of the Board of Trustees (“Audit Committee”) is comprised of [●]. The role of the Fund’s Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Fund’s compliance with legal and regulatory requirements and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Board of Trustees on [●]. The Charter is available at the Funds’ website, [●]. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent accountants for the Fund report directly to the Audit Committee.

The Nominating and Corporate Governance Committee of the Board of Trustees (“Nominating and Corporate Governance Committee”) is comprised of [●]. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating and Corporate Governance Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate and the interests of shareholders. The Nominating and Corporate Governance Committee has not determined any minimum qualifications necessary to serve as a Trustee of the Fund.

The Executive Committee of the Board of Trustees (“Executive Committee”) is comprised of [●]. The Executive Committee meets periodically to take action, as authorized by the Board of Trustees, if the Board of Trustees cannot meet.

The Fair Value Committee of the Board of Trustees (“Fair Value Committee”) is comprised of [●]. The Fair Value Committee [●].

57

Risk Oversight. The Fund is confronted with a multitude of risks, such as investment risk, counter party risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board of Trustees recognizes that not all risk that may affect the Fund can be known, eliminated or even mitigated. In addition, there are some risks that may not be cost effective or an efficient use of the Fund’s limited resources to moderate. As a result of these realities, the Board of Trustees, through its oversight and leadership, has and will continue to deem it necessary for shareholders of the Fund to bear certain and undeniable risks, such as investment risk, in order for the Fund to operate in accordance with its prospectus, statement of additional information and other related documents.

However, as required under the 1940 Act, the Board of Trustees has adopted on the Fund’s behalf a vigorous risk program that mandates the Fund’s various service providers, including Reaves, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of such adverse events from occurring and/or attempt to limit the effects of such adverse events on the Fund. The Board of Trustees fulfills its leadership role by receiving a variety of quarterly written reports prepared by the Fund’s Chief Compliance Officer (“CCO”) that (1) evaluate the operation, policies and policies of the Fund’s service providers, (2) makes known any material changes to the policies and procedures adopted by the Fund or its service providers since the CCO’s last report and (3) disclose any material compliance matters that occurred since the date of the last CCO report. In addition, the Independent Trustees meet quarterly in executive sessions without the presence of any Interested Trustees, Reaves, ALPS, or any of their affiliates. This configuration permits the Independent Trustees to effectively receive the information and have private discussions necessary to perform its risk oversight role, exercise independent judgment, and allocate areas of responsibility between the full Board of Trustees, its various committees and certain officers of the Fund. Furthermore the Independent Trustees have engaged independent legal counsel and auditors to assist the Independent Trustees in performing their oversight responsibilities. As discussed above and in consideration of other factors not referenced herein, the Board of Trustees has determined its leadership role concerning risk management, as one of oversight and not active management of the Fund’s day-to-day risk management operations.

As of the date of this SAI, the Audit Committee, the Nominating and Corporate Governance Committee, the Executive Committee, the Fair Value Committee and non-interested members of the Board of Trustees had each held [●] meeting.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be included in the Fund’s first [[semi-annual]/annual] report to Common Shareholders for the period ending [●].

Share Ownership

Set forth in the table below is the dollar range of equity securities owned by each trustee as of the date of this Statement of Additional Information in the Fund. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the 1934 Act.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
[TO COME.]	$[●]

Compensation of Officers and Trustees

The Fund pays no salaries or compensation to any of its interested Trustees or Officers. The independent Trustees of the Fund receive a quarterly retainer of $[●] and an additional $[●] for attending each meeting of the Board of Trustees. The independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board of Trustees.

The following table sets forth certain information regarding the estimated compensation of the Fund’s independent trustees for the calendar year ending [●].

Name of Person and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Trustees
INDEPENDENT TRUSTEES	$[●]	$[●]	$[●]	$[●]
[TO COME.]

INTERESTED TRUSTEES
[TO COME.]

58

Proxy Voting Policies

Subject to the right of a majority of the Fund’s interested Trustees to give Reaves written instructions as to the voting or non-voting of proxies on any specific matter, including a matter presenting an actual or potential conflict of interest as described below, the Fund has delegated the voting of proxies with respect to securities owned by it to Reaves. In the absence of such written instructions, Reaves will vote proxies in a manner that it deems to be in the best interests of the Fund. Reaves will consider only those factors that relate to the Fund’s investment in the securities to be voted, including how the vote will economically impact and affect the value of the Fund’s investment in such securities (keeping in mind that, after conducting an appropriate cost/benefit analysis, not voting at all on a particular matter may be in the best interest of the Fund). In general, Reaves believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

Reaves will generally vote to support management recommendations relating to routine matters such as the election of directors (where no corporate governance issues are implicated), the selection of independent auditors, an increase in or reclassification of common stock, the addition or amendment of indemnification provisions in the company’s charter or by-laws, changes in the board of directors and compensation of outside directors. Reaves will generally vote in favor of management or shareholder proposals that Reaves believes will maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the company’s board of directors and management and maintain or increase the rights of shareholders.

On non-routine matters, Reaves will generally vote in favor of management proposals for merger or reorganization if the transaction appears to offer fair value, against shareholder proposals that consider only non-financial impacts of mergers or reorganizations and against anti-greenmail provisions.

If a proxy includes a routine matter that implicates corporate governance changes, a non-routine matter to which none of the specific policies described above is applicable or a matter involving an actual or potential conflict of interest as described below, Reaves may engage an independent third party to determine whether and how the proxy should be voted.

In exercising its voting discretion, Reaves and its employees will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving Reaves (or an affiliate of Reaves), any issuer of a security for which Reaves (or an affiliate of Reaves) acts as sponsor, advisor, manager, custodian, distributor, underwriter, broker or other similar capacity or any person with whom Reaves (or an affiliate of Reaves) has an existing material contract or business relationship not entered into in the ordinary course of business (Reaves and such other persons having an interest in the matter being called “Interested Persons”), Reaves will make written disclosure of the conflict to the interested Trustees of the Fund indicating how Reaves proposes to vote on the matter and its reasons for doing so. If Reaves does not receive timely written instructions as to voting or non-voting on the matter from the Fund’s interested Trustees, Reaves may take any of the following actions which it deems to be in the best interests of the Fund: (i) engage an independent third party to determine whether and how the proxy should be voted and vote or refrain from voting on the matter as determined by the third party; (ii) vote on the matter in the manner proposed to the interested Trustees if the vote is against the interests of all Interested Persons; or (iii) refrain from voting on the matter.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling [●], or on the Fund’s website at [●]; and (ii) on the SEC’s website at http://www.sec.gov.

Code of Ethics

Each of the Fund and Reaves has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The codes impose significant restrictions on the ability of personnel subject to the codes to engage in personal securities transactions. Among other things, the codes generally prohibit covered personnel from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) that are being purchased, sold or considered for purchase or sale by the Fund unless the proposed purchases are approved in advance by Reaves’s compliance officer. The codes also contain certain reporting requirements and compliance procedures. The codes are available at the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the codes may also be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for documents filed by the Fund under the 1940 Act is [●].

INVESTMENT ADVISORY AND OTHER SERVICES

Reaves has been managing assets of investment companies since 1993. Reaves maintains a staff of experienced investment professionals to service the needs of its clients.

Except as provided in the Administration Agreement, the Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Reaves under the Advisory Agreement or ALPS under the Administration Agreement. Such costs and expenses to be borne by the Fund include, without limitation: advisory fees, administration fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, costs of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares and extraordinary expenses.

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The Advisory Agreement with Reaves continues in effect to [●] and from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the independent Trustees of the Fund or of Reaves cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees or by vote of a majority of the outstanding Common Shares of the Fund. The agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Fund or Reaves, as applicable, or by vote of the majority of the outstanding shares of the Fund. The agreement will terminate automatically in the event of its assignment. The agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Reaves, or a loss resulting from a breach of fiduciary duty by Reaves with respect to the receipt of compensation for services (in which case damages shall be limited by the 1940 Act), Reaves shall not be liable to the Fund or any shareholder for any loss incurred, to the extent not covered by insurance.

Reaves is an employee-owned corporation organized under the laws of Delaware. It is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of [●], 2020, Reaves had approximately $[●] billion in assets under management.

Investment Advisory Services

Under the general supervision of the Board of Trustees, Reaves will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Reaves will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Reaves will compensate all Trustees and officers of the Fund who are members of the Reaves organization and who render investment services to the Fund and will also compensate all other Reaves personnel who provide research and investment services to the Fund.

Administrative Services

Under the administration agreement between ALPS and the Fund (the “Administration Agreement”), ALPS is responsible for calculating the NAV of the Common Shares, and generally managing the business affairs of the Fund, subject to the supervision of the Board of Trustees. ALPS will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. ALPS will compensate all Trustees and officers of the Fund who are members of the ALPS organization and who render executive and administrative services to the Fund and will also compensate all other ALPS personnel who perform management and administrative services for the Fund. ALPS’ administrative services include, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Trustees and shareholders’ meetings, providing services in connection with repurchase offers, if any, and other administrative services necessary to conduct the Fund’s business. Under the Administration Agreement, ALPS is also obligated to pay all expenses incurred by the Fund, with the exception of, among other things, organizational costs (to be paid by Reaves), offering expenses (to be paid by Reaves), advisory fees, portfolio transaction expenses, trustees’ fees, litigation expenses, taxes, costs of preferred shares, interest on preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares, insurance expenses, custody expenses, and extraordinary expenses.

ALPS is entitled to receive a monthly fee at the annual rate of [●]% of the Managed Assets of the Fund. See “Summary of Fund Expenses” in the prospectus.

Estimated Expenses

Reaves and ALPS are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. Reaves and ALPS are obligated to pay the fees of any trustee of the Fund who is affiliated with it. ALPS will pay all expenses incurred by the Fund, with the exception of, among other things,organizational and offering costs (to be paid by Reaves), advisory fees, portfolio transaction expenses, Trustees’ fees, litigation expenses, taxes, costs of preferred shares (if any), interest on preferred shares (if any), expenses of conducting repurchase offers for the purpose of repurchasing Fund shares, insurance expenses, custody expenses, and extraordinary expenses.

On the basis of the anticipated size of the Fund immediately following the offering, assuming no exercise of the over-allotment option, Reaves estimates that the Fund’s annual operating expenses will be approximately $[●]. In light of the Fund’s investment objective and strategies, however, we cannot assure you that actual annual operating expenses will not be substantially more or less than this estimate.

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The Advisory Agreement authorizes Reaves to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

Portfolio Managers

Set forth below is certain additional information with respect to the Fund’s portfolio management team, John P. Bartlett, CFA, Timothy O. Porter, CFA, and Brian Weeks (collectively, the “Portfolio Managers”). Unless noted otherwise, all information is provided as of [●], 2020.

Other Accounts Managed by Portfolio Managers

There may be certain inherent conflicts of interest that arise in connection with the Portfolio Managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular Portfolio Manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that Reaves may have in place that could benefit the Fund and/or such other accounts. Reaves has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Unless noted otherwise, none of the accounts shown are subject to fees based on performance.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)
Portfolio Manager (s)	Number	Total Assets	Number	Total Assets	Number	Total Assets
John P. Bartlett, CFA	[●]	$[●]	[●]	$[●]	[●]	$[●]
Timothy O. Porter, CFA	[●]	$[●]	[●]	$[●]	[●]	$[●]
Brian Weeks	[●]	$[●]	[●]	$[●]	[●]	$[●]

(1)	Registered Investment Companies include all mutual funds and closed-end funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.
(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the 1940 Act, such hedge funds.
(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

Compensation of Portfolio Managers

The following is a description of the compensation structure, as of [●], 2020, of the Fund’s Portfolio Managers. Compensation is designed to be competitive and attractive and consists of a base salary and a bonus. Individual compensation is designed to reward the overall contribution of portfolio managers and analysts to the performance of Reaves. To date Reaves has not linked incentive compensation to the performance of any particular portfolio. Because most of Reaves’ portfolios include varying combinations of securities (based on unique portfolio objectives and constraints), and because Reaves desires to support and reward collective success (as identified by individual contributions), the firm believes this to be a preferable method to pure performance based compensation.

Compensation levels are set by Reaves’s Chief Executive Officer following a review of overall performance. From time to time Reaves has engaged industry consultants to ensure that compensation remains competitive and to identify and plan for new and emerging compensation trends.

Portfolio Managers’ Ownership of Securities

As the Fund is newly offered, none of the Portfolio Managers owns any Common Shares. However, the Portfolio Managers presently intend to purchase Common Shares subsequent to this offering.

DETERMINATION OF NET ASSET VALUE

The NAV per Common Share of the Fund is determined no less frequently than daily, on each day that the NYSE American is open for trading, as of the close of regular trading on the NYSE American (normally 4:00 pm Eastern Time). ALPS calculates the Fund’s NAV per Common Share by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities (including dividends payable, any borrowings and the liquidation preference of any preferred shares issued by the Fund) and less the liquidation value of any outstanding preferred shares by the total number of Common Shares outstanding. Valuations of many securities expected to be in the Fund’s portfolio may be made by a third-party pricing service.

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For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on the NYSE American are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE American on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE American but listed on other domestic or foreign securities exchanges or admitted to trading on the NASDAQ National Market are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Reaves to be over-the-counter, but excluding securities trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, prices supplied by a recognized pricing agent as the Board of Trustees deems appropriate to reflect their fair market value. Debt securities are valued on the basis of prices provided by a pricing service or broker/dealers when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities.

Generally, trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of the NYSE American. The values of these securities used in determining the NAV of the Fund are the last sale price at the close of the NYSE American. If no sale occurred, the last bid price on the NYSE American. Occasionally, events affecting the value of foreign securities may occur between the time at which they are determined and the close of trading on the NYSE American. Such investments will be valued at their fair value, as determined in good faith under procedures determined by or at the discretion of the Board of Trustees. Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the Fund’s accounting agent based on foreign currency exchange rate quotations supplied by an independent quotation service as of 4:00 pm Eastern Time.

PORTFOLIO TRADING

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by Reaves. Reaves is also responsible for the execution of transactions for all other accounts managed by it. Reaves places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. Reaves uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, Reaves will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm’s services, the value of the brokerage and research services provided, the responsiveness of the firm to Reaves, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

Fixed-income obligations which may be purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed-income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

Although spreads or commissions paid on portfolio security transactions will, in the judgment of Reaves, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of Reaves’s clients in part for providing brokerage and research services to Reaves.

In selecting brokers or dealers to execute portfolio transactions and in evaluating the best net price and execution available, Reaves is authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the 1934 Act), statistical quotations, specifically the quotations necessary to determine the Fund’s NAV, and other information provided to the Fund and/or to Reaves (or their affiliates). Reaves is also authorized to cause the Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Reaves must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which Reaves exercises investment discretion. It is possible that certain of the services received by Reaves attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by Reaves.

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Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by Reaves or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, Reaves will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. Additionally, trades executed by different firms, including Reaves, will not be aggregated and allocated as to price; thus, there may be instances where the Fund does not pay or receive the same price as other investment accounts managed by Reaves. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the trustees of the Fund that the benefits received from Reaves’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

TAXES

The following is a summary of the material U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, hold and/or disposes of Common Shares, and reflects provisions of the Code, existing Treasury regulations, judicial decisions, rulings published by the IRS, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important federal income tax considerations generally applicable to investments in the Fund. There may be other federal tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests that are treated as partnerships for U.S. Federal income tax purposes and that derive less than 90% of their income from the items described in (a) above; (ii) diversify its holdings so that, at the end of each quarter of each taxable year (x) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 7% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (y) not more than 25% of the market value of the Fund’s total assets is invested in the securities of (I) any issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more MLPs described in (i)(b) above, and (iii) distribute substantially all of its net investment company taxable income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the state of Delaware.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income and may be eligible for treatment as “qualified dividend income” in the case of non-corporate shareholders and for the dividends received deduction in the case of corporate shareholders, each as described below. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Distributions from the Fund generally will be taxable to Common Shareholders as dividend income to the extent derived from investment income and net short-term capital gains, as described below. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly reported as capital gain dividends (“capital gain dividends”) will be taxable to Common Shareholders as long-term capital gain, regardless of how long a Common Shareholder has held the shares in the Fund.

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The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his Common Shares by an amount equal to the deemed distribution less the tax credit.

If a Common Shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the Common Shareholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the Common Shareholder would have received if the shareholder had elected to receive cash. If a Common Shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in newly issued shares of the Fund, the Common Shareholder will generally be treated as receiving a taxable distribution equal to the fair market value of the stock the Common Shareholder receives.

Certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (currently at a maximum rate of 20%). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Common Shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs generally are not qualified dividends eligible for this lower tax rate. We cannot assure you as to the portion of the Fund’s dividends that will be tax-advantaged.

A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred shares, such shares are held for at least 61 days during the 121-day period beginning on the date which is 60 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund other than qualified dividend income and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income.

Under recently proposed regulations on which taxpayers are entitled to rely, properly reported dividends paid by the Fund that are attributable to the Fund’s “qualified REIT dividends” (generally, ordinary income dividends paid by a REIT, not including capital gain dividends or dividends treated as qualified dividend income) may be eligible for the 20% deduction described in Section 199A of the Code in the case of non-corporate U.S. common shareholders, provided that certain holding period and other requirements are met by the shareholder and the Fund. There can be no assurance as to what portion of the Fund’s distributions will qualify for such deduction.

Certain income distributions paid by the Fund to corporate stockholders will qualify for the dividends received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction will be disallowed or reduced if the Common Shareholder fails to satisfy the foregoing requirements with respect to its Common Shares.

The Fund’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Any recognized gain attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year) purchased by the Fund is taxable as ordinary income, unless the Fund makes an election to accrue market discount on a current basis. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

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The Fund’s transactions in foreign currencies and foreign currency-denominated debt obligations may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Common Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax and any dividends paid by such passive foreign investment companies would not be treated as qualified dividend income. Elections may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The sale, exchange or redemption of Fund shares generally will give rise to a gain or loss in an amount equal to the difference between the Common Shareholder’s adjusted tax basis in the Common Shares sold and the fair market value of the amount received. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. The deductibility of capital losses is subject to limitations under the Code. Any loss realized upon the sale, exchange or redemption of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (amounts designated as undistributed gains) with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Common Shares may be disallowed under “wash sale” rules to the extent the Common Shareholder acquires other Common Shares (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the disposition of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the Common Shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) on or before January 31 of the following calendar year pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the nondeductible 4% federal excise tax) during such taxable year. In such case, Common Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate equal to the fourth highest rate of tax applicable to a single individual (currently, 24%). An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Common Shareholder may be refunded or credited against such Common Shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

If a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Common Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the other federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

The Fund’s prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

OTHER INFORMATION

The Fund is an organization of the type commonly known as a “Delaware statutory trust.” Under Delaware law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for actions taken in good faith in the reasonable belief that such actions were in the best interests of the Fund or, in the case of any criminal proceeding, as to which a Trustee did not have reasonable cause to believe that such actions were unlawful; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence (negligence, in the case of any Trustee that is an affiliated person of the Fund), or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose.

The Fund’s prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

CUSTODIAN

[●] located at [●], serves as the Fund’s custodian and will maintain custody of the securities and cash of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●] are the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

FINANCIAL STATEMENTS

A copy of the annual report of the Fund (when available) may be obtained upon request and without charge by writing to Reaves, or by calling Reaves at [●]. The annual report for the fiscal period ending [●] will become available to shareholders in [●].

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the trustees and shareholder of Reaves Sustainable Infrastructure Fund: [TO COME.]

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APPENDIX A:

CREDIT RATINGS

MOODY’S RATINGS

Long-Term Obligation Ratings

Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Short-Term Obligations Ratings

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POORS’ RATINGS

Issue Credit Rating Definitions

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

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Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

●	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

●	Nature of and provisions of the obligation, and the promise we impute; and

●	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: n obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Speculative Grade

BB, B, CCC, CC, and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

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Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

FITCH’S RATINGS

International Issuer and Credit Rating Scales

The Primary Credit Rating Scales (those featuring the symbols ‘AAA’-’D’ and ‘F1’-’D’) are used for debt and financial strength ratings.

Long-Term Credit Ratings – Issuer Credit Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

Investment Grade

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; (c) the formal announcement by the issuer or their agent of a distressed debt exchange; and (d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted Default: ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; or (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel.

D. Default: ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

●	The ratings do not predict a specific percentage of default likelihood over any given time period.

●	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

●	The ratings do not opine on the liquidity of the issuer’s securities or stock.

●	The ratings do not opine on the possible loss severity on an obligation should an issuer (or an obligation with respect to structured finance transactions) default, except in the following cases:

○	Ratings assigned to individual obligations of issuers in corporate finance, banks, non-bank financial institutions, insurance and covered bonds.
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○	In limited circumstances for U.S. public finance obligations where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues or during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

●	The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

●	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default or in the case of bank Viability Ratings on its relative vulnerability to failure. For the avoidance of doubt, not all defaults will be considered a default for rating purposes. Typically, a default relates to a liability payable to an unaffiliated, outside investor.

●	The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of an issuer and/or of each rated tranche or security.

●	The ratings do not predict a specific percentage of extraordinary support likelihood over any given period.

●	The ratings do not opine on the suitability of any security for investment or any other purposes.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings Scale include:

●	The ratings do not predict a specific percentage of default likelihood over any given time period.

●	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

●	The ratings do not opine on the liquidity of the issuer’s securities or stock.

●	The ratings do not opine on the possible loss severity on an obligation should an issuer (or an obligation with respect to structured finance transactions) default, except in the following cases:
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○	Ratings assigned to individual obligations of issuers in corporate finance, banks, non-bank financial institutions, insurance and covered bonds.

○	In limited circumstances for U.S. public finance obligations where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues or during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

●	The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

●	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default or in the case of bank Viability Ratings on its relative vulnerability to failure. For the avoidance of doubt, not all defaults will be considered a default for rating purposes. Typically, a default relates to a liability payable to an unaffiliated, outside investor.

●	The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of an issuer and/or of each rated tranche or security.

●	The ratings do not predict a specific percentage of extraordinary support likelihood over any given period.

●	The ratings do not opine on the suitability of any security for investment or any other purposes.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

ADDITIONAL INFORMATION:

‘NR’: This action is used when an issue has reached its redemption date and rating coverage is discontinued. This indicates that a previously rated issue has been repaid, but other issues of the same program (rated or unrated) may remain outstanding. For the convenience of investors, Fitch may also include issues relating to a rated issuer or transaction that are not and have not been rated on its section of the web page relating to the respective issuer or transaction. Such issues will also be denoted ‘NR’.

‘Withdrawn’: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Withdrawals may occur for one or several of the following reasons:

○	Incorrect or insufficient information.
○	Bankruptcy of the rated entity, debt restructuring or default.
○	Reorganization of rated entity (e.g. merger or acquisition of rated entity or rated entity no longer exists).
○	The debt instrument was taken private.
○	Withdrawal of a guarantor rating.
○	An expected rating that is no longer expected to convert to a final rating.
○	Criteria or policy change.
○	Bonds were pre-refunded, repaid early (off schedule), or canceled. This includes cases where the issuer has no debt outstanding and is no longer issuing debt.
○	Ratings are no longer considered relevant to the agency’s coverage.
○	Commercial reasons.
○	Other reasons.

When a public rating is withdrawn, Fitch will issue a Rating Action Commentary that details the current rating and Outlook or Watch status (if applicable), a statement that the rating is withdrawn and the reason for the withdrawal.

Withdrawals cannot be used to forestall a rating action. Every effort is therefore made to ensure that the rating opinion upon withdrawal reflects an updated view. Where significant elements of uncertainty remain (for example, a rating for an entity subject to a takeover bid) or where information is otherwise insufficient to support a revised opinion, the agency attempts when possible to indicate in the withdrawal disclosure the likely direction and scale of any rating movement had coverage been maintained.

Ratings that have been withdrawn will be indicated by the symbol ‘WD’.

* * * * * * * *

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Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Adviser’s judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.

The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

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PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements:

Part A: Not applicable, as Registrant has not yet commenced operations.

Part B: Statement of Assets and Liabilities [to be provided].

2.	Exhibits:

a.	(i)	Declaration of Trust of the Registrant, dated as of [●], 2020, to be filed by Pre-effective amendment.

b.	By-Laws of the Registrant, dated as of [●], to be filed by pre-effective amendment.

c.	Not Applicable.

d.	Not Applicable.

e.	Dividend Reinvestment Plan of the Registrant, dated as of [●], to be filed by pre-effective amendment.

f.	Not Applicable.

g.	Investment Advisory Agreement, dated as of [●], to be filed by pre-effective amendment.

h.	Form of Underwriting Agreement to be filed by pre-effective amendment.

i.	Not Applicable.

j.	Custodian Agreement, dated as of [●] to be filed by pre-effective amendment.

k.	(i)	Administration Agreement dated as of [●], to be filed by pre-effective amendment.

(ii)	Transfer Agency and Service Agreement dated as of [●], to be filed by pre-effective amendment.

l.	Opinion and Consent of Dechert LLP to be filed by pre-effective amendment.

m.	Not Applicable.

n.	Consent of [●] to be filed by pre-effective amendment.

o.	Not Applicable.

p.	Subscription Agreement to be filed by pre-effective amendment.

q.	Not Applicable.

r.	Code of Ethics of Registrant and its investment adviser to be filed by pre-effective amendment.

s.	Powers of Attorney to be filed by pre-effective amendment.

Item 26. Marketing Arrangements.

Not Applicable.

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Item 27. Other Expenses of Issuance and Distribution.

The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement:

Registration fees	$	[●]
NYSE American LLC listing fees	$	[●]
FINRA fees	$	[●]
Printing	$	[●]
Accounting fees and expenses	$	[●]
Legal fees and expenses	$	[●]
Miscellaneous	$	[●]
TOTAL	$	[●]

Item 28. Persons Controlled by or under Common Control with Registrant.

[Not Applicable.]

Item 29. Number of Holders of Securities.

As of [●], 2020, the number of record holders of each class of securities of Registrant was as follows:

Title of Class	Number of Record Holders
Common Shares of beneficial interest, no par value	[●]

Item 30. Indemnification.

Article IV of the Registrant’s Declaration of Trust provides as follows:

4.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

4.2 Mandatory Indemnification.

(a) The Trust shall indemnify the Trustees and officers of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

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(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

(e) Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law provided that such indemnification has been approved by a majority of the Trustees.

4.3 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

4.4 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any adviser, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Item 31. Business and Other Connections of Investment Adviser.

None.

Item 32. Location of Accounts and Records.

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant, c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Item 33. Management Service.

Not Applicable.

Item 34. Undertakings.

1. Registrant hereby undertakes to suspend offering of the shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its NAV per share declines more than 10 percent from its NAV per share as of the effective date of this Registration Statement, or (2) its NAV increases to an amount greater than its net proceeds as stated in such prospectus.

2. Not Applicable.

3. Not Applicable.

4. Not Applicable.

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5. Registrant hereby undertakes that: (a) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and (b) for the purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado on the 24th day of February, 2020.

REAVES SUSTAINABLE INFRASTRUCTURE FUND

By:	/s/ Joseph B. Rhame
Name:	Joseph B. Rhame
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Joseph B. Rhame	Trustee and President	February 24, 2020
Joseph B. Rhame	(Principal Executive Officer)

/s/ Jill A. Kerschen	Treasurer	February 24, 2020
Jill A. Kerschen	(Principal Financial Officer)
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